                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:

[ ] Preliminary Proxy Statement


[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 14a-11(c) or 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   LIBERTY - STEIN ROE FUNDS INVESTMENT TRUST

                     LIBERTY - STEIN ROE FUNDS INCOME TRUST

                   LIBERTY - STEIN ROE FUNDS MUNICIPAL TRUST

                       LIBERTY - STEIN ROE ADVISOR TRUST

                        LIBERTY - STEIN ROE FUNDS TRUST

          LIBERTY - STEIN ROE INSTITUTIONAL FLOATING RATE INCOME FUND

                           LIBERTY FLOATING RATE FUND
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                             STEIN ROE MUTUAL FUNDS


August 6, 2001

Dear Shareholder:

The Funds listed in the Notice of Special Meeting of Shareholders will hold a special meeting on September 26, 2001, at 2:00 p.m., to vote on the proposals listed in the proxy statement.


Liberty Financial Companies, Inc. ("Liberty Financial"), the parent company of the Funds' investment advisors and affiliated sub-advisors, has entered into an agreement to sell its asset management business, including the Funds' investment advisors and their affiliated sub-advisors, to Fleet National Bank ("Fleet"), an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The sale will cause the Funds' current advisory agreements to terminate. In order for the management of each Fund to continue uninterrupted after the sale, we are asking you to approve new advisory agreements, new portfolio management agreements and new sub-advisory agreements for the Funds, as applicable. The proposed new agreements are substantially identical to the Funds' current agreements, except as described in the attached proxy statement. NO CHANGES IN ADVISORY FEE RATES OR SERVICES ARE BEING PROPOSED.


Your vote is very important. The Boards of Trustees of the Funds listed in the Notice of Special Meeting have approved the new agreements and recommend that you vote in favor of the agreements. Please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.


If you prefer, you may vote by phone or Internet. Please see the enclosed insert for detailed instructions on how to vote by phone or Internet. It is important that you vote promptly. If you have any questions about voting, please call 888-832-5694.


                                     Sincerely,

                                     /s/ Stephen E. Gibson
                                     STEPHEN E. GIBSON
                                     President


G-60/584G-0601

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                 IMPORTANT NEWS
                             FOR FUND SHAREHOLDERS


 WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT,
             HERE IS A BRIEF OVERVIEW OF MATTERS TO BE VOTED UPON.


                             QUESTIONS AND ANSWERS

Q.  What am I being asked to vote "For" in this proxy?

A.  You are being asked to vote for proposals to:

    1. Approve a new investment advisory agreement for your Fund with your Fund's current investment advisor, on substantially identical terms as the current investment advisory agreement. NO CHANGE IN ADVISORY FEE RATES OR SERVICES IS BEING PROPOSED.


    2. Approve a new portfolio management agreement for your Fund, if applicable, with your Fund's current investment advisor. NO CHANGE IN ADVISORY FEE RATES OR SERVICES IS BEING PROPOSED.


    3. Approve a new sub-advisory agreement for your Fund, if applicable, with your Fund's current sub-advisor, on substantially identical terms as the current sub-advisory agreement. NO CHANGE IN SUB-ADVISORY FEE RATES OR SERVICES IS BEING PROPOSED.

Q.  Why am I being asked to vote on new agreements?


A. Liberty Financial Companies, Inc. (Liberty Financial), the parent company of the investment advisors and affiliated sub-advisors to the Funds listed in the Notice of Special Meeting of Shareholders, has entered into an agreement to sell its asset management business, including the Funds' investment advisors and their affiliated sub-advisors, to Fleet National Bank (Fleet), an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The sale will result in the termination of the current investment advisory agreements, portfolio management agreements and sub-advisory agreements for the Funds. The sale will not be completed unless a number of conditions are met. One of the conditions of the sale is that shareholders of a percentage of the Funds and other accounts managed by Liberty Financial affiliates must approve the proposed new agreements. Your Fund's Board of Trustees has approved, and recommends that you approve, new agreements applicable to your Fund.

Q. What prompted the sale of Liberty Financial's asset management business to Fleet?

A. On November 1, 2000, Liberty Financial announced that it had retained CS First Boston to help explore strategic alternatives, including the possible sale of Liberty Financial. Liberty Financial ultimately determined to sell its asset management business to Fleet.

Q. How will the sale of Liberty Financial's asset management business potentially benefit me?

A. The Funds' Board of Trustees believes that there may be benefits of scale from combining the asset management businesses of Fleet and Liberty Financial, including the ability to attract and retain key personnel, greater access to resources for investment professionals of the advisors, enhanced technology and customer service, and the expected availability of additional investment options for shareholders of the Funds.

Q. If I hold no-load shares of a Fund, will I still be able to make additional purchases of those shares without a sales load?

A. Yes. The sale will not affect your ability to purchase additional no-load shares.

Q.  How do the proposed new agreements differ from the current agreements?

A. The proposed agreements are substantially identical to the current agreements. They differ only in their beginning dates and terms and certain other minor provisions. A comparison of the proposed new agreements is included in the proxy statement under the heading "New Advisory, Portfolio Management and Sub-Advisory Agreements."

Q.  Will this change the advisory fees on my Fund?

A.  No. Advisory fees will remain the same.

Q.  Will there be any advisor changes?

A. No. The advisors that currently manage the Funds are expected to continue to manage the Funds after the sale of Liberty Financial's asset management business, using the same investment strategies and objectives currently in place.

Q.  How does the Board of Trustees recommend that I vote on these proposals?

A. The Board of Trustees recommends that you vote "FOR" each of the proposals. The Board believes that each of these proposals is in the best interests of your Fund and its shareholders.

Q.  How can I vote my proxy?

A.  For your convenience, there are several ways you can vote:

    -  By Mail: vote, sign and return the enclosed proxy card

    -  By Telephone

    -  By Internet

    - In person: September 26, 2001, at 2:00 p.m. at One Financial Center, Boston, Massachusetts

Please see the enclosed proxy insert for specific instructions on how to vote by telephone or the Internet.

IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                             STEIN ROE MUTUAL FUNDS
                              ONE FINANCIAL CENTER

                          BOSTON, MASSACHUSETTS 02111


LIBERTY -- STEIN ROE FUNDS INVESTMENT TRUST

Stein Roe Balanced Fund

Stein Roe Asia Pacific Fund

Liberty Growth Investor Fund
(including Stein Roe Growth Investor Fund, Class S)

Stein Roe Growth Stock Fund

Liberty Midcap Growth Fund (including Stein Roe Midcap Growth Fund, Class S)

Stein Roe Focus Fund (including Liberty Focus Fund, Class A)

Stein Roe Capital Opportunities Fund (including Liberty Capital Opportunities Fund, Class A)

Stein Roe Small Company Growth Fund (including Liberty Small Company Growth Fund, Class A)

Stein Roe Global Thematic Equity Fund

Stein Roe European Thematic Equity Fund

Stein Roe International Fund

Stein Roe Young Investor Fund

LIBERTY -- STEIN ROE FUNDS INCOME TRUST

Stein Roe High Yield Fund (including Liberty High Yield Bond Fund, Class A)

Stein Roe Intermediate Bond Fund (including Liberty Intermediate Bond Fund, Class A)

Stein Roe Cash Reserves Fund

Stein Roe Income Fund (including Liberty Income Bond Fund, Class A)

LIBERTY -- STEIN ROE FUNDS MUNICIPAL TRUST

Stein Roe Intermediate Municipals Fund

Stein Roe Municipal Money Market Fund

Stein Roe High-Yield Municipals Fund (including Liberty High Income Municipals Fund, Class A)

Stein Roe Managed Municipals Fund

LIBERTY -- STEIN ROE ADVISOR TRUST

Liberty Young Investor Fund

Liberty Growth Stock Fund

LIBERTY -- STEIN ROE FUNDS TRUST

Stein Roe Institutional Client High Yield Fund

LIBERTY -- STEIN ROE INSTITUTIONAL FLOATING RATE INCOME FUND

LIBERTY FLOATING RATE FUND

                                 (the "Funds")

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 26, 2001

A Special Meeting of the shareholders of each Fund will be held on September 26, 2001 at 2:00 p.m. at One Financial Center, Boston, Massachusetts for these purposes:

1. To approve a new Investment Advisory Agreement for each of Stein Roe Asia Pacific Fund; Liberty Midcap Growth Fund; Stein Roe Focus Fund; Stein Roe Capital Opportunities Fund; Stein Roe Small Company Growth Fund; Stein Roe Global Thematic Equity Fund; Stein Roe European Thematic Equity Fund; Stein Roe Intermediate Municipals Fund; and Stein Roe Managed Municipals Fund;

2. To approve a new Portfolio Management Agreement for each of Stein Roe Balanced Fund on behalf of SR&F Balanced Portfolio; Liberty Growth Investor Fund on behalf of SR&F Growth Investor Portfolio; Stein Roe Growth Stock Fund on behalf of SR&F Growth Stock Portfolio; Stein Roe International Fund on behalf of SR&F International Portfolio; Stein Roe Young Investor Fund on behalf of SR&F Growth Investor Portfolio; Stein Roe High Yield Fund on behalf of SR&F High Yield Portfolio; Stein Roe Intermediate Bond Fund on behalf of SR&F Intermediate Bond Portfolio; Stein Roe Cash Reserves Fund on behalf of SR&F Cash Reserves Portfolio; Stein Roe Income Fund on behalf of SR&F Income Portfolio; Stein Roe Municipal Money Market Fund on behalf of SR&F Municipal Money Market Portfolio; Stein Roe High-Yield Municipals Fund on behalf of SR&F High-Yield Municipals Portfolio; Liberty Young Investor Fund on behalf of SR&F Growth Investor Portfolio; Liberty Growth Stock Fund on behalf of SR&F Growth Stock Portfolio; Stein Roe Institutional Client High Yield Fund on behalf of SR&F High Yield Portfolio; Liberty-Stein Roe Institutional Floating Rate Income Fund on behalf of Stein Roe Floating Rate Limited Liability Company; and Liberty Floating Rate Fund on behalf of Stein Roe Floating Rate Limited Liability Company;

3. To approve a new Sub-Advisory Agreement for each of Stein Roe Asia Pacific Fund; Stein Roe Balanced Fund on behalf of SR&F Balanced Portfolio; Stein Roe Global Thematic Equity Fund; and Stein Roe European Thematic Equity Fund; and

4. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

Shareholders of record at the close of business on July 16, 2001 are entitled to notice of and to vote at the meeting and any adjourned session.


By order of the Boards of Trustees,


William J. Ballou
Secretary of each Trust
August 6, 2001

PLEASE RESPOND. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                PROXY STATEMENT

                             STEIN ROE MUTUAL FUNDS
                              ONE FINANCIAL CENTER

                          BOSTON, MASSACHUSETTS 02111


LIBERTY -- STEIN ROE FUNDS INVESTMENT TRUST
Stein Roe Balanced Fund
Stein Roe Asia Pacific Fund
Liberty Growth Investor Fund (including Stein Roe Growth Investor Fund, Class S) Stein Roe Growth Stock Fund
Liberty Midcap Growth Fund (including Stein Roe Midcap Growth Fund, Class S) Stein Roe Focus Fund (including Liberty Focus Fund, Class A)
Stein Roe Capital Opportunities Fund (including Liberty Capital Opportunities Fund, Class A)
Stein Roe Small Company Growth Fund (including Liberty Small Company Growth Fund, Class A)
Stein Roe Global Thematic Equity Fund
Stein Roe European Thematic Equity Fund
Stein Roe International Fund
Stein Roe Young Investor Fund
LIBERTY -- STEIN ROE FUNDS INCOME TRUST
Stein Roe High Yield Fund (including Liberty High Yield Bond Fund, Class A) Stein Roe Intermediate Bond Fund (including Liberty Intermediate Bond Fund, Class A)
Stein Roe Cash Reserves Fund
Stein Roe Income Fund (including Liberty Income Bond Fund, Class A)
LIBERTY -- STEIN ROE FUNDS MUNICIPAL TRUST
Stein Roe Intermediate Municipals Fund
Stein Roe Municipal Money Market Fund
Stein Roe High-Yield Municipals Fund (including Liberty High Income Municipals Fund, Class A)
Stein Roe Managed Municipals Fund

LIBERTY -- STEIN ROE ADVISOR TRUST
Liberty Young Investor Fund
Liberty Growth Stock Fund

LIBERTY -- STEIN ROE FUNDS TRUST
Stein Roe Institutional Client High Yield Fund

LIBERTY -- STEIN ROE INSTITUTIONAL FLOATING RATE INCOME FUND

LIBERTY FLOATING RATE FUND

                                 (the "Funds")

The Trustees of each of the Trusts named above (the "Trustees") are soliciting proxies from the shareholders of each of the Funds in connection with a Special Meeting of Shareholders of each Fund (the "Meeting"). The Meeting has been called to be held on September 26, 2001 at 2:00 p.m. at One Financial Center, Boston, Massachusetts. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders beginning on or about August 6, 2001.

The only items of business that the Trustees expect will come before the Meeting are:

    (1) approval of a new Investment Advisory Agreement (the "New Advisory Agreement") for certain of the Funds with Stein Roe & Farnham Incorporated ("Stein Roe");

    (2) approval of a new Portfolio Management Agreement (the "New Portfolio Management Agreement") for certain of the Funds on behalf of its master fund with Stein Roe and for Stein Roe International Fund on behalf of its master fund with Newport Fund Management, Inc. ("Newport") (Stein Roe and Newport are sometimes each referred to as an "Advisor"); and

    (3) approval of a New Sub-Advisory Agreement (the "New Sub-Advisory Agreement") for each of Stein Roe Global Thematic Equity Fund, Stein Roe European Thematic Equity Fund and Stein Roe Balanced Fund on behalf of its master fund with Nordea Securities, Inc. and for Stein Roe Asia Pacific Fund with Newport Pacific Management, Inc. ("Newport Pacific"). Throughout this Proxy Statement, the Stein Roe Global Thematic Equity Fund, Stein Roe European Thematic Equity Fund, Stein Roe Balanced Fund and Stein Roe Asia Pacific Fund may each be referred to as a "Sub-Advised Fund."

                    SUMMARY OF PROPOSALS AND FUNDS AFFECTED

------------------------------------------------------------------------------
                           1. PROPOSAL TO    2. PROPOSAL TO
                           APPROVE A NEW     APPROVE A NEW     3. PROPOSAL TO
                             INVESTMENT        PORTFOLIO        APPROVE A NEW
                              ADVISORY         MANAGEMENT       SUB-ADVISORY
NAME OF FUND                 AGREEMENT         AGREEMENT          AGREEMENT
------------               --------------    --------------    ---------------
Stein Roe Cash Reserves
  Fund*                                            X
------------------------------------------------------------------------------
Stein Roe Income Fund
  (including Liberty
  Income Bond Fund, Class
  A)*                                              X
------------------------------------------------------------------------------
Stein Roe High Yield Fund
  (including Liberty High
  Yield Bond Fund, Class
  A)*                                              X
------------------------------------------------------------------------------
Stein Roe Intermediate
  Bond Fund (including
  Liberty Intermediate
  Bond Fund, Class A)*                             X
------------------------------------------------------------------------------
Stein Roe Intermediate
  Municipals Fund                X
------------------------------------------------------------------------------
Stein Roe Municipal Money
  Market Fund*                                     X
------------------------------------------------------------------------------
Stein Roe Managed
  Municipals Fund                X
------------------------------------------------------------------------------
Stein Roe High-Yield
  Municipals Fund
  (including Liberty High
  Income Municipals Fund,
  Class A)*                                        X
------------------------------------------------------------------------------
Liberty Midcap Growth
  Fund (including Stein
  Roe Midcap Growth Fund,
  Class S)                       X
------------------------------------------------------------------------------
Stein Roe Focus Fund
  (including Liberty
  Focus Fund, Class A)           X
------------------------------------------------------------------------------
Stein Roe Small Company
  Growth Fund (including
  Liberty Small Company
  Growth Fund, Class A)          X
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                           1. PROPOSAL TO    2. PROPOSAL TO
                           APPROVE A NEW     APPROVE A NEW     3. PROPOSAL TO
                             INVESTMENT        PORTFOLIO        APPROVE A NEW
                              ADVISORY         MANAGEMENT       SUB-ADVISORY
NAME OF FUND                 AGREEMENT         AGREEMENT          AGREEMENT
------------               --------------    --------------    ---------------
Stein Roe Capital
  Opportunities Fund
  (including Liberty
  Capital Opportunities
  Fund, Class A)                 X
------------------------------------------------------------------------------
Stein Roe Global Thematic
  Equity Fund                    X                                    X
------------------------------------------------------------------------------
Stein Roe European
  Thematic Equity Fund           X                                    X
------------------------------------------------------------------------------
Liberty Growth Investor
  Fund (including Stein
  Roe Growth Investor
  Fund, Class S)*                                  X
------------------------------------------------------------------------------
Stein Roe Balanced Fund*                           X                  X
------------------------------------------------------------------------------
Stein Roe International
  Fund*                                            X
------------------------------------------------------------------------------
Stein Roe Asia Pacific
  Fund                           X                                    X
------------------------------------------------------------------------------
Stein Roe Growth Stock
  Fund*                                            X
------------------------------------------------------------------------------
Stein Roe Young Investor
  Fund*                                            X
------------------------------------------------------------------------------
Stein Roe Institutional
  Client High Yield Fund*                          X
------------------------------------------------------------------------------
Liberty Young Investor
  Fund*                                            X
------------------------------------------------------------------------------
Liberty Growth Stock
  Fund*                                            X
------------------------------------------------------------------------------
Liberty Floating Rate
  Fund**                                           X
------------------------------------------------------------------------------
Liberty-Stein Roe
  Institutional Floating
  Rate Income Fund**                               X
------------------------------------------------------------------------------

An "X" denotes that the Fund is affected by the proposal and that the Fund's shareholders are being solicited with respect to that proposal.

* Approval by the Fund on behalf of its master fund (the portfolio in which the Fund invests its assets), a series of SR&F Base Trust.

** Approval by the Fund on behalf of its master fund, Stein Roe Floating Rate
   Limited Liability Company.

The Funds for which shareholders are being asked to approve a New Portfolio Management Agreement (the "Feeder Funds") are part of what is called a master fund/feeder fund structure. In that structure, a "master fund" ("Master Fund") is established and offers its shares to other mutual funds (like the Feeder Funds), which have substantially identical boards of trustees or managers, investment objectives and investment restrictions as the Master Fund. Each Feeder Fund offers its shares to investors and, rather than investing directly in a portfolio of securities, the Feeder Fund seeks to achieve its investment objective generally by investing exclusively in shares of the Master Fund.


In a Master Fund/Feeder Fund arrangement, when a proposal requires the vote of the shareholders of the Master Fund, each Feeder Fund will vote its shares of the Master Fund proportionately in accordance with the votes cast by the Feeder Fund's shareholders on a similar proposal for the Feeder Fund. This in effect allows the Feeder Fund shareholders to have the same voting rights as if they were direct shareholders of the Master Fund.



In this Proxy Statement, the Master Funds are either separate series of the SR&F Base Trust or Stein Roe Floating Rate Limited Liability Company. Shares of the Master Funds are offered to the Feeder Funds. References to Feeder Funds (or Funds) relate to each Fund named in this Proxy Statement in which shareholders directly invest. Each proposal in this Proxy Statement relating to a Master Fund allows shareholders of the respective Feeder Fund to vote for or against the proposal and thereby authorize the Feeder Fund to vote its shares of the Master Fund for or against the proposal in proportion to the votes cast by its shareholders.


                              PROPOSALS 1, 2 AND 3

NEW ADVISORY, PORTFOLIO MANAGEMENT AND SUB-ADVISORY AGREEMENTS


As explained below, the proposed New Advisory Agreement for each Fund, the proposed New Portfolio Management Agreement for each Feeder Fund on behalf of its Master Fund and the proposed New Sub-Advisory Agreement for each Sub-Advised Fund (the New Advisory

Agreements, the New Portfolio Management Agreements and the New Sub-Advisory Agreements, as applicable for a Fund are referred to collectively as the "New Agreements") are substantially identical (except for their terms and dates and certain other non-material changes) to the Investment Advisory Agreement, Portfolio Management Agreement and Sub-Advisory Agreement currently in effect for that Fund or Master Fund (the "Current Advisory Agreement," "Current Portfolio Management Agreement" and "Current Sub-Advisory Agreement," respectively, and collectively the "Current Agreements").


The reason the Trustees are proposing a New Advisory Agreement for each Fund, a New Portfolio Management Agreement for each Feeder Fund on behalf of its Master Fund and a New Sub-Advisory Agreement for each Sub-Advised Fund is that the Current Advisory Agreement, Current Portfolio Management Agreement and Current Sub-Advisory Agreement will terminate when the Advisors' parent company, Liberty Financial Companies, Inc. ("LFC") sells each of the advisors and its other subsidiaries that operate its asset management business (the "Asset Management Segment") to Fleet National Bank, a national banking association ("Fleet"). As a result of this acquisition, the advisors will become direct or indirect, wholly owned subsidiaries of Fleet. The Investment Company Act of 1940, as amended (the "Investment Company Act"), provides generally that the advisory agreement of an investment company, as well as any sub-advisory agreement, such as any of the Current Sub-Advisory Agreements, must provide for automatic termination if assigned, such as when the investment advisor or its parent company undergoes a significant change of ownership.



In addition, LFC has agreed to sell, in a separate transaction, all of the issued and outstanding capital stock of the subsidiaries constituting the annuity segment of LFC's business to Sun Life Assurance Company of Canada, a Canadian corporation (the "Annuity Sale"). The sale of the Asset Management Segment to Fleet and the Annuity Sale are not conditioned on each other. LFC has entered into a Merger Agreement with Liberty Mutual Insurance Company (the majority stockholder of LFC), which provides that, following the acquisition of the Asset Management Segment by Fleet and the Annuity Sale, LFC Acquisition Corporation, a wholly owned subsidiary of Liberty Mutual Insurance Company, will merge with and into LFC, with LFC being the surviving corporation (the "Merger"). In connection with the Merger, holders of LFC common stock, other than LFC, Liberty Mutual and their respective direct and indirect subsidiaries and other than those holders of LFC common stock who validly perfect and exercise their appraisal rights under Massachusetts law, will be entitled to receive an amount of cash equal to $33.44, subject to adjustment, per share of common stock. Once such merger consideration is paid, such shares will be cancelled.


The Trustees have carefully considered the matter and have concluded that it is appropriate to enter into the New Advisory Agreements, New Portfolio Management Agreements and New Sub-Advisory Agreements, as applicable, for each Fund and/or Feeder Fund on behalf of its Master Fund, so that the Advisors and Sub-Advisors can continue, following the acquisition of the Asset Management Segment by Fleet, to manage each Fund on the same terms as are now in effect. The Trustees also have approved an interim advisory agreement, portfolio management agreement and sub-advisory agreement as applicable for each Fund and/or Feeder Fund on behalf of its Master Fund pursuant to Rule 15a-4 under the Investment Company Act, which will be entered into immediately following the closing of the acquisition of the Asset Management Segment by Fleet only if the Fund and/or Feeder Fund does not receive the requisite shareholder vote for the New Agreements at the Meeting. See "Basis for the Trustees' Recommendations" below for further information on these interim agreements.


The acquisition of the Asset Management Segment by Fleet will occur only if various conditions are satisfied (or waived by the parties, if permitted by law). Those conditions include, among others, the receipt of certain government approvals, approval or consent from investment advisory clients of the Advisors, the affiliated Sub-Advisor and other LFC affiliates (including mutual fund clients) which represent a specified percentage of LFC's total assets under management as of March 31, 2001, the avoidance of a certain level of net redemptions from portfolios managed by the Advisors and certain of their affiliates that make up the Asset Management Segment and approval of the acquisition by the requisite vote of the shareholders of LFC. LFC currently expects that the acquisition will occur during the latter part of 2001, but the acquisition could be delayed. If the acquisition does not occur, the New Agreements would not be needed because the automatic termination of the Current Agreements would not occur.


Under the Investment Company Act, a Fund cannot enter into a New Advisory Agreement, a Master Fund cannot enter into a New Portfolio Management Agreement and an Advisor cannot enter into a New Sub-

Advisory Agreement unless the shareholders of that Fund and/or Master Fund vote to approve the New Advisory Agreement, New Portfolio Management Agreement and the New Sub-Advisory Agreement. The Meeting is being held to seek shareholder approval of the New Advisory Agreement for each non-Feeder Fund, the New Portfolio Management Agreement for each Feeder Fund on behalf of its Master Fund and the New Sub-Advisory Agreement for each Sub-Advised Fund. NO CHANGE IN ADVISORY, PORTFOLIO MANAGEMENT OR SUB-ADVISORY FEE RATES OR SERVICES IS BEING PROPOSED.


Shareholders of each non-Feeder Fund will vote separately on the New Advisory Agreement for that Fund; shareholders of each Feeder Fund will vote separately on the New Portfolio Management Agreement for that Feeder Fund's Master Fund; and shareholders of each Sub-Advised Fund will vote separately on the Sub-Advisory Agreement for the Fund. Each shareholder is entitled to a number of votes equal to the dollar net asset value of the shares of the Fund held by the shareholder, except that each shareholder of Liberty Floating Rate Fund or Liberty-Stein Roe Institutional Floating Rate Income Fund is entitled to cast one vote for each share held.


THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW ADVISORY AGREEMENT, THE NEW PORTFOLIO MANAGEMENT AGREEMENT AND THE NEW SUB-ADVISORY AGREEMENT, AS APPLICABLE, FOR THEIR FUND.

DESCRIPTION OF THE NEW ADVISORY AGREEMENTS

The New Advisory Agreement for each non-Feeder Fund is substantially identical (but for a few non-material changes) to the Current Advisory Agreement for that Fund. The date of each New Advisory Agreement will be the date that Fleet acquires the Asset Management Segment, or such later date on which the shareholders of the Fund approve the New Advisory Agreement, and the initial term of each New Advisory Agreement expires on July 31, 2003. Appendix A1 to this Proxy Statement sets forth information about the Current Advisory Agreements, including the dates of the Current Advisory Agreements and the advisory fee rates under both the New Advisory Agreements and the Current Advisory Agreements. Appendix B1 to this Proxy Statement contains the form of the New Advisory Agreement applicable to each non-Feeder Fund. Each Current Advisory Agreement and each New

Advisory Agreement matches the form in Appendix B1, except for items specific to a Fund such as the Fund's name and fee rate, and the dates of the Agreements. The next several paragraphs briefly summarize some important provisions of the New Advisory Agreements, but for a complete understanding of the Agreements, you should read Appendices A1 and B1.

The New Advisory Agreement for each Fund essentially provides that the Advisor, under the Trustees' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio (except for Stein Roe Asia Pacific Fund, Stein Roe Global Thematic Equity Fund and Stein Roe European Thematic Equity Fund, each a Sub-Advised Fund), (2) select brokers and dealers to carry out portfolio transactions for the Fund (except for the above-noted Sub-Advised Funds) and (3) provide officers, office space and certain administrative services to the Fund.

The New Advisory Agreement for each Fund provides that it will continue in effect for an initial period beginning on the date Fleet acquires the Asset Management Segment, or such later date on which the shareholders of the Fund approve the New Advisory Agreement, and ending on July 31, 2003. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust or the Advisor (those Trustees who are not "interested persons" of the Trust or an Advisor are referred to below as the "Independent Trustees").

The New Advisory Agreement for each Fund may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to an Advisor, or by an Advisor upon sixty days' written notice to the Trust, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment advisor (including a sub-advisor) or its parent company occurs (such as the acquisition of the Asset Management Segment by Fleet).

The New Advisory Agreement for each Fund provides that the Advisor will not be liable to the Fund or its shareholders, except for liability arising from the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


Stein Roe currently provides administrative services to each Fund under a separate administration agreement. This agreement and the agreements discussed in the following paragraphs are not subject to the "assignment" provisions of the Investment Company Act and are not impacted by LFC's sale of the Asset Management Segment to Fleet. The aggregate administrative services fees paid by each Fund to Stein Roe for the most recently completed fiscal year are set forth in Appendix E. Upon shareholder approval of the New Advisory Agreement, each Fund, under the existing administrative agreement, will continue to pay the same fee to Stein Roe as it currently pays. Under the existing administrative agreement, Stein Roe may make use of its affiliated companies in connection with the administrative services to be provided to a Fund under the contract.



Pursuant to an accounting and bookkeeping agreement, Stein Roe is responsible for providing certain services to the Funds. The aggregate accounting and bookkeeping fees paid by each Fund to Stein Roe for the most recently completed fiscal year are set forth in Appendix E.



Liberty Funds Services, Inc. ("LFSI"), One Financial Center, Boston, Massachusetts 02111, is the agent for each Fund for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. The aggregate transfer agency fees paid by each Fund to LFSI for the most recently completed fiscal year are set forth in Appendix E.


DESCRIPTION OF THE NEW PORTFOLIO MANAGEMENT AGREEMENTS

The New Portfolio Management Agreement for each Master Fund is substantially identical (but for a few non-material changes) to the Current Portfolio Management Agreement for that Master Fund. The date of each New Portfolio Management Agreement will be the date that Fleet acquires the Asset Management Segment, or such later date on which shareholders of the Fund approve the New Portfolio Management Agreement, and the initial term of each New Portfolio Management Agreement expires on July 31, 2003. Appendix A2 to this Proxy Statement sets forth information about the Current Portfolio Management Agreements, including the dates of the Current Portfolio Management Agreements and the advisory fee rates under both the New Portfolio Management Agreements and the Current Portfolio Management Agreements. Appendix B2 to this Proxy Statement contains the forms of the

New Portfolio Management Agreements. Each Current Portfolio Management Agreement and each New Portfolio Management Agreement matches the form in its corresponding agreement in Appendix B2, except for items specific to a Master Fund such as the Master Fund's name and fee rate, and the dates of the Agreements. The next several paragraphs briefly summarize some important provisions of the New Portfolio Management Agreements, but for a complete understanding of the Agreements, you should read Appendices A2 and B2.


The New Portfolio Management Agreement for each Master Fund essentially provides that the Advisor, under the Trustees' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.


The New Portfolio Management Agreement provides that it will continue in effect for an initial period beginning on the date Fleet acquires the Asset Management Segment, or such later date on which shareholders of the Fund approve the New Portfolio Management Agreement, and ending on July 31, 2003. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Feeder Fund on behalf of the Master Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust or the Advisor.

Each New Portfolio Management Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Master Fund, on sixty days' written notice to an Advisor, or by an Advisor upon sixty days' written notice to the Trust, and each terminates automatically in the event of its "assignment" as described above.

Each New Portfolio Management Agreement provides that the Advisor will not be liable to the Fund or its shareholders, except for liability arising from the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


LFSI provides certain investor accounting services to the Master Funds. The aggregate fees paid by each Master Fund to LFSI for the most recently completed fiscal year are set forth in Appendix E. This agreement will not be impacted by LFC's sale of the Asset Management Segment.

DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENTS

The New Sub-Advisory Agreement for each Sub-Advised Fund is substantially identical (but for a few non-material changes) to the Current Sub-Advisory Agreement for that fund. The date of each New Sub-Advisory Agreement will be the date that Fleet acquires the Asset Management Segment, or such later date on which shareholders of the Fund approve the New Sub-Advisory Agreement, and the initial term of each New Sub-Advisory Agreement expires on July 31, 2003. Appendix A3 to this Proxy Statement sets forth information about the Current Sub-Advisory Agreements, including the dates of the Current Sub-Advisory Agreements and the advisory fee rates under both the New Sub-Advisory Agreements and the Current Sub-Advisory Agreements. Appendix B3 to this Proxy Statement contains the forms of the Sub-Advisory Agreements. Each Current Sub-Advisory Agreement and each New Sub-Advisory Agreement matches the form of its corresponding agreement in Appendix B3, except for the changes noted above and items specific to a Sub-Advised Fund, such as the Sub-Advised Fund's name and fee rate. The next several paragraphs briefly summarize some important provisions of the New Sub-Advisory Agreements, but for a complete understanding of the Agreements, you should read Appendices A3 and B3.

The New Sub-Advisory Agreements essentially provide that the Sub-Advisor, under the Trustees' and the Advisor's supervision, will (1) decide what securities to buy and sell for the Fund's (or a portion of the Fund's) portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund (or the portion of the Fund's portfolio managed by the Sub-Advisor) and (3) report results to the Board of Trustees of the Trust.

The New Sub-Advisory Agreements provide that they will continue in effect for an initial period beginning on the date Fleet acquires the Asset Management Segment and ending on July 31, 2003. After that, they will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Independent Trustees.

The New Sub-Advisory Agreements may be terminated without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, on sixty days' written notice to the Sub-Advisor, (ii) by the Advisor upon sixty days' written notice to the Sub-Advisor, or (iii) by the Sub-Advisor upon ninety days' written notice to the Advisor and the Trust, and the New Sub-Advisory Agreements terminate automatically in the event of their "assignment," as defined in the Investment Company Act, or upon termination of the Advisory Agreement.

The Sub-Advisor will not be liable to the Advisor, the relevant Trust, the relevant Fund or its shareholders, except for liability arising from the Sub-Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the New Sub-Advisory Agreement.

BASIS FOR THE TRUSTEES' RECOMMENDATIONS


The Trustees initially met on June 11, 2001 to discuss the proposed acquisition of the Asset Management Segment by Fleet. At that meeting, representatives of LFC made a presentation regarding the terms of the proposed acquisition and representatives of Fleet made a presentation regarding Fleet's structure and asset management business and their plans as they existed at that time for the Asset Management Segment. At a meeting held on June 19, 2001, LFC and Fleet provided the Trustees with additional information that they had requested, and the Trustees also completed their annual review of the contracts for each Fund. The Trustees determined at the June 19, 2001 meeting to recommend that each Fund's shareholders vote to approve the New Advisory Agreement, New Portfolio Management Agreement and the New Sub-Advisory Agreement, as applicable, for their Fund. At a meeting held on July 23, 2001, the Trustees gave further consideration to the proposed acquisition and reaffirmed their recommendation that shareholders vote to approve the New Agreements.


In coming to that determination, the Trustees gave particular consideration to matters relating to the possible effects on the Advisors, the affiliated Sub-Advisor and the Funds of the acquisition of the Asset

Management Segment by Fleet. Among other things, the Trustees considered:

- the stated intention of Fleet not to make immediate changes to the investment management services provided by the Advisors and to collaborate with the Advisors, in consultation with the Boards of the Funds, to develop and implement a strategy for integrating the investment management businesses of the Advisors with Fleet's investment management business;

- certain actions taken by LFC and the Advisors and the affiliated Sub-Advisor to help retain and incent their key personnel;

- the general reputation and the financial resources of Fleet and its parent organization;

- the potential benefits of scale from combining the asset management businesses of Fleet and LFC, including the ability to attract and retain key personnel and enhance technology and customer service;

- the expected additional investment options available to shareholders of the Funds;

- the impact of the acquisition of the Asset Management Segment on the different types of investors in the Funds;

- the stated intention of Fleet to consult with the Boards of the Funds prior to removing or reducing any voluntary fee waivers or expense limitations; and

- the stated intention of Fleet of providing investment professionals of the Advisors with access to greater resources as a result of the acquisition.

In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

- the Advisors and Sub-Advisors and their respective personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

- the terms of the New Advisory Agreements, the New Portfolio Management Agreements and the New Sub-Advisory Agreements;

- the scope and quality of the services that the Advisors and Sub-Advisors have been providing to the Funds;

- the investment performance of each Fund and of similar funds managed by other advisors;


- the advisory fee rates payable to the Advisors by the Funds, and by the Advisors to certain Sub-Advisors with respect to the Sub-Advised Funds, and by other funds and client accounts managed by the Advisors and the Sub-Advisors, and payable by similar funds managed by other advisors (Appendix C to this Proxy Statement contains information comparing each Fund's advisory fee schedule to the fee schedule for other funds managed by the Advisor and, where applicable, a Sub-Advisor, that have investment objectives similar to the particular Fund);


- the total expense ratios of the Funds and of similar funds managed by other advisors; and

- compensation payable by the Funds to affiliates of the Advisors and the Sub-Advisors for other services (see Appendix E to this Proxy Statement for more information about that compensation).

In addition, the Trustees considered that the agreement relating to the acquisition by Fleet provides that Fleet will (subject to certain qualifications) use all reasonable efforts to assure compliance with Section 15(f) of the Investment Company Act. Section 15(f) provides that a mutual fund investment advisor or its affiliates may receive benefits or compensation in connection with a change of control of the investment advisor (such as Fleet's acquisition of the Asset Management Segment) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the advisor must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the advisor. (No changes in the current composition of the Trustees are required to satisfy that condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment advisor or any "interested person" of the advisor receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement for each non-Feeder Fund, the New Portfolio Management Agreement for each Master Fund and the New Sub-Advisory Agreement for each Sub-Advised Fund and to recommend that each Fund's shareholders vote to approve the New Advisory Agreement, the New Portfolio Management Agreement and/or the New Sub-Advisory Agreement for each such Fund.


In the event that the shareholders have not approved the New Advisory Agreements, New Portfolio Management Agreements and/or New Sub-Advisory Agreements at the time of the acquisition of the Asset Management Segment by Fleet, the Advisors and Sub-Advisors will enter into interim advisory agreements, portfolio management agreements and sub-advisory agreements pursuant to Rule 15a-4 under the Investment Company Act, which will take effect immediately following the acquisition of the Asset Management Segment by Fleet (at which time the Current Agreements will terminate due to an assignment). Each interim advisory agreement, portfolio management agreement and sub-advisory agreement will be in substantially the forms set forth in Appendices B1, B2 or B3 but also will include certain provisions required by Rule 15a-4 (such as a maximum term of 150 days, a provision that a Fund's Board of Trustees or a majority of the Fund's shareholders may terminate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by the Advisor or Sub-Advisor thereunder will be held in an interest-bearing escrow account until shareholder approval of that New Agreement is obtained, after which the amount in the escrow account (together with any interest) will be paid to the Advisor or Sub-Advisor). If a Fund has not received the requisite shareholder approval for a New Advisory Agreement, New Portfolio Management Agreement or New Sub-Advisory Agreement within 150 days after the closing of the acquisition, the Trustees will consider other appropriate arrangements subject to approval in accordance with the Investment Company Act.

INFORMATION ABOUT THE ADVISORS, THE SUB-ADVISORS AND THE FLEET/LFC TRANSACTION

STEIN ROE & FARNHAM INCORPORATED


Stein Roe & Farnham Incorporated ("Stein Roe"), a Delaware corporation, located at One South Wacker Drive, Chicago, Illinois 60606, and its predecessor have been providing investment advisory services since 1932. Stein Roe acts as an investment advisor to trustees, investment companies, pension and profit sharing plans, charitable organizations, and other institutional investors. As of May 31, 2001, Stein Roe managed over $23 billion in assets. Stein Roe currently serves as investment advisor or sub-advisor for 38 open-end and 3 closed-end management investment company portfolios. Stein Roe is a wholly owned subsidiary of LFG, which in turn is an indirect wholly owned subsidiary of LFC.



LFC is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly owned subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual"). As of June 30, 2001, LFC Management Corporation owned 70.46% of the common stock of LFC and the balance is held by the public and listed on the New York Stock Exchange. LFC is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. The principal executive offices of LFS and LFC are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States, organized under the laws of Massachusetts in 1912. The principal business activities of Liberty Mutual's subsidiaries other than LFC are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. The principal executive offices of LFC Management Corporation, Liberty Corporate Holdings, Inc., and LFC Holdings, Inc., Liberty Mutual and Liberty

Mutual Equity Corporation are located at 175 Berkeley Street, Boston, Massachusetts 02117.


The directors of Stein Roe are Stephen E. Gibson, J. Andrew Hilbert, C. Allen Merritt, Jr. and Joseph R. Palombo. Messrs. Gibson and Palombo also are executive officers of Stein Roe. Mr. Hilbert is Chief Financial Officer of LFC. Mr. Merritt is Chief of Staff of LFC. Mr. Gibson is the principal executive officer of Stein Roe. The business address of Messrs. Gibson and Palombo is One Financial Center, Boston, Massachusetts 02111; and that of Messrs. Hilbert and Merritt is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210.


In addition, the following individuals who are officers of the Trusts are also officers or directors of Stein Roe: William J. Ballou, Kevin M. Carome and Kevin
S. Jacobs.

NEWPORT FUND MANAGEMENT, INC. AND NEWPORT PACIFIC MANAGEMENT, INC.


Newport Fund Management, Inc. ("Newport"), a Virginia corporation, is a direct majority-owned subsidiary of Newport Pacific Management, Inc. ("Newport Pacific"), a California corporation. The business address for Newport and Newport Pacific is 580 California Street, San Francisco, California 94104. Newport Pacific is a direct wholly owned subsidiary of Liberty Newport Holdings, Limited ("Liberty Newport"), which in turn is a direct wholly owned subsidiary of LFC. As of May 31, 2001, Newport managed over $912 million in assets. Newport currently serves as investment advisor for 9 open-end management investment company portfolios. As of May 31, 2001, Newport Pacific managed over $1.3 billion in assets. Newport Pacific currently serves as investment sub-advisor for 1 open-end management investment company portfolio.


The directors of Newport and Newport Pacific are Lindsay Cook, J. Andrew Hilbert, John M. Mussey and Thomas R. Tuttle. Mr. Cook is an Executive Vice President of LFC. Mr. Hilbert is Chief Financial Officer of LFC. Mr. Mussey is Chairman of Newport and Newport Pacific. Mr. Tuttle is the President and Chief Executive Officer of Newport and Newport Pacific. The business address of Messrs. Cook and Hilbert is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Mussey and Tuttle is 580 California Street, San Francisco, California 94104.

NORDEA SECURITIES, INC.


Nordea Securities, Inc., d/b/a Nordea Investment Management in the U.S., is located at 13-15 West 54th Street, New York, New York, 10019 ("Nordea"). Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Nordea is an indirect wholly owned subsidiary of Unibank A/S, which in turn is a direct wholly owned subsidiary of Nordea Companies Denmark, which in turn is a direct wholly owned subsidiary of Nordea AB. The principal executive offices of Unibank A/S are located at Torvegade 2 DK-1786 Copenhagen V., Denmark. The principal executive offices of Nordea Companies Denmark are located at Strandgrade 3 DK-1786 Copenhagen V., Denmark. The principal executive offices of Nordea AB are located at Hamngatan 10, SE-105 71 Stockholm, Sweden. As of May 31, 2001, Nordea managed over $32 billion in assets. Nordea has been providing investment advisory services since 1994. Nordea currently serves as investment advisor or sub-advisor for 6 open-end investment company portfolios.


The directors of Nordea Securities, Inc. are Henrik Bak, Ole Jacobsen, Jerry Murphy, Peter Nyegaard and Finn Pedersen. Mr. Bak is President and Chairman of the Board of Nordea Securities, Inc. Mr. Jacobsen is Managing Director and Head of Nordea Investment Management. Mr. Murphy is Head of Administration, Nordea AB, New York. Mr. Nyegaard is Head of Markets, Nordea AB. Mr. Pedersen is Head of Equities, Aros Maizel. The business address of Messrs. Bak and Murphy is 13-15 West 54th Street, New York, New York, 10019. The business address of Messrs. Nyegaard and Jacobsen is Torvegade 2 DK-1786 Copenhagen V., Denmark. The business address of Mr. Pedersen is Engelbrektsplan, Fill, 4 98 Stockholm, Sweden.

DESCRIPTION OF THE TRANSACTION


On June 4, 2001, LFC announced that it had entered into a Stock Purchase Agreement with Fleet (the "Purchase Agreement"). Under the Purchase Agreement, Fleet would acquire the Asset Management Segment for a purchase price of $900 million, plus the assumption of approximately $110 million in debt. This price may be adjusted:



- upward or downward based on increases or decreases in the amount of portfolios managed by the subsidiaries that make up the Asset

  Management Segment (excluding the effects of market action) from December 31, 2000 until a date prior to the closing as the result of purchases of and exchanges into and withdrawals from and exchanges out of those portfolios. The maximum purchase price adjustment under this provision would be $180 million;



- upward or downward based on increases or decreases in the tangible net worth of the Asset Management Segment from April 1, 2001 through a date prior to the closing;



- downward based on decreases of more than 20% (excluding the effects of sales and redemptions) in the market values of the assets under management of the Asset Management Segment between March 31, 2001 and a date prior to the closing; and



- upward or downward based on the estimated value of amounts owing to or by LFC at the time of closing in respect of taxes with respect to the income of the Asset Management Segment and the settlement of certain inter-company accounts, agreements and arrangements between LFC and the subsidiaries that make up the Asset Management Segment.



The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Advisors, the affiliated Sub-Advisor and other LFC affiliates that constitute the Asset Management Segment (including fund clients) whose accounts represent 80% of the Asset Management Segment's assets under management as of March 31, 2001. Because of these conditions, approval or disapproval by a Fund's shareholders of a New Advisory Agreement, New Portfolio Management Agreement and New Sub-Advisory Agreement for their Fund, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. As described below, certain officers of the Trusts (including one officer who is also a Trustee of the Trusts) will receive certain material payments or benefits if the transaction occurs. The transaction will result in the automatic termination of the Current Advisory Agreements, and, if applicable, Current Portfolio Management Agreements and Current Sub-Advisory Agreements. If for some reason the transaction does not occur, the automatic termination of the Current Advisory Agreements, and, if applicable, Current Portfolio Management Agreements and Current Sub-Advisory Agreements will not occur, and the New Advisory Agreements, and, if applicable, New Portfolio Management Agreements and New Sub-Advisory Agreements will not be entered into, even if they have been approved by the Funds' shareholders.


Simultaneously with the signing of the Purchase Agreement, at Fleet's request, Liberty Mutual and LFC entered into a license agreement with Fleet which provides that upon the closing of the acquisition of the Asset Management Segment, Fleet will have a perpetual, royalty free, non-transferable, non-sublicensable, non-exclusive license to use the Liberty mark and trade name, the Statue of Liberty design and other associated marks and trade names used in connection with the Asset Management Segment's business. The license agreement also contains other covenants and provisions more fully set forth in the Fleet license agreement. Neither Liberty Mutual nor LFC will receive compensation or other consideration under the Fleet license agreement.



As a result of the acquisition, the Advisors, the affiliated Sub-Advisors and certain of their affiliates that constitute the Asset Management Segment would become wholly owned, direct or indirect subsidiaries of Fleet. Fleet is a wholly owned subsidiary of FleetBoston Financial Corporation, a Boston, Massachusetts-based financial holding company. Fleet and its affiliates offer a comprehensive array of financial solutions to approximately 20 million customers in more than 20 countries. Their key lines of business include:


- CONSUMER AND INVESTMENT SERVICES -- includes domestic retail banking to consumer and small business customers, community banking, student loan processing, credit card services, and investment services, including mutual funds and investments, retirement planning, large institutional asset management and brokerage;

- CORPORATE AND GLOBAL BANKING -- includes commercial finance, including asset-based lending and leasing; international banking in key Latin American markets; corporate banking, including specialized industry and institutional lending; and middle market lending, including commercial lending, government banking services, trade services and cash management; and

- CAPITAL MARKETS -- includes investment banking services, brokerage, market-making and principal investing.


Certain Interests of Fund Trustees and Officers. Substantially all full-time employees of LFC and its subsidiaries (including officers of the Funds and one officer of certain subsidiaries of LFC who is also a

Trustee of the Funds) participate in the Liberty Financial Companies, Inc. and Subsidiaries Non-Commissioned Employee Severance and Retention Plan or the Liberty Financial Companies, Inc. and Subsidiaries Commissioned Employees Severance and Retention Plan (the "Retention Plans"). The Retention Plans provide for cash retention bonuses and the full vesting upon a change of control of all outstanding options to purchase shares of stock of LFC ("LFC Options") and shares of restricted stock of LFC ("Restricted Stock") for which the target price in the applicable restricted stock agreement is less than the value of LFC common stock on the date of the change of control, even though some of these LFC Options and Restricted Stock would not otherwise have vested or become fully exercisable prior to the change of control. The Retention Plans also provide for enhanced severance benefits to substantially all employees upon a change of control and additional payments to cover excise tax obligations. With respect to employees of the subsidiaries that constitute the Asset Management Segment, a change of control will be deemed to occur under the Retention Plans upon the completion of the Fleet transaction.


CERTAIN BROKERAGE MATTERS

In their consideration of the New Advisory Agreements, New Portfolio Management Agreements and New Sub-Advisory Agreements, the Trustees took account of the Advisors' and the Sub-Advisors' practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Advisors and Sub-Advisors. The Advisors have informed the Trustees that they do not expect to change these practices as a result of Fleet's acquisition of the Asset Management Segment. A summary of these brokerage and soft-dollar practices is set forth in Appendix D.


Certain Advisors and Sub-Advisors may cause portfolio transactions for the Funds to be executed by AlphaTrade Inc. ("AlphaTrade"), a brokerage firm that is affiliated with the Advisors because it is owned by Colonial Management Associates, Inc., which, like Stein Roe and Newport, is a wholly owned subsidiary of LFC and which is part of the Asset Management Segment. The Funds pay brokerage commissions for executing these portfolio transactions. Appendix E contains information about these commission payments.

                               OTHER INFORMATION


PRINCIPAL UNDERWRITER'S ADDRESS. The address of the Funds' principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.



FUND ANNUAL AND SEMI-ANNUAL REPORTS. THE FUNDS HAVE PREVIOUSLY SENT THEIR ANNUAL REPORTS AND ANY SUBSEQUENT SEMI-ANNUAL REPORTS TO THEIR SHAREHOLDERS. YOU CAN OBTAIN A COPY OF THESE REPORTS WITHOUT CHARGE BY WRITING TO STEIN ROE MUTUAL FUNDS AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621 OR BY CALLING 800-338-2550.


OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS. Shareholders of record at the close of business on July 16, 2001 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix F to this Proxy Statement lists for each Fund the total number of shares outstanding as of July 16, 2001 for each class of the Fund's shares entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of each Fund and contains information about the shareholdings in the Funds by the Trustees and the executive officers of the Funds.

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING


SOLICITATION OF PROXIES. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds or by employees or agents of the Advisors or of LFC and its affiliated companies. In addition, Georgeson Shareholder Communications Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of $283,905.00.


COSTS OF SOLICITATION. All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by LFC or Fleet. None of these costs will be borne by the Funds or their shareholders.

VOTING AND TABULATION OF PROXIES. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant New Advisory Agreement, and, if applicable, New Portfolio Management Agreement and the New Sub-Advisory Agreement. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card, (2) through use of the Internet, or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. Please see the enclosed proxy insert for information on how to vote by Internet or telephone. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). Holders of 30% of the shares of any Fund (other than the Liberty Floating Rate Fund and the Liberty -- Stein Roe Institutional Floating Rate Income Fund) outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of that Fund at the Meeting. Holders of a majority of the shares of Liberty Floating Rate Fund and the Liberty -- Stein Roe Institutional Floating Rate Income Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present but not as voting in-favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

REQUIRED VOTE. For each Fund, the vote required to approve the New Advisory Agreement, New Portfolio Management Agreement and/or New Sub-Advisory Agreement, if applicable, is the lesser of (1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date. If the required vote is not obtained for any Fund, the Trustees will consider what other actions to take in the best interests of the Funds.

ADJOURNMENTS; OTHER BUSINESS. If any Fund has not received enough votes by the time of the Meeting to approve that Fund's New Advisory Agreement, New Portfolio Management Agreement and New Sub-Advisory Agreement, if applicable, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of that Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Fund's New Advisory Agreement, New Portfolio Management Agreement and New Sub-Advisory Agreement, if applicable. They will vote against any such adjournment any proxy that directs them to vote against the New Advisory Agreement, New Portfolio Management Agreement and New Sub-Advisory Agreement, if applicable. They will not vote any proxy that directs them to abstain from voting on the New Advisory Agreement, New Portfolio Management Agreement and New Sub-Advisory Agreement, if applicable.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Advisory Agreements, New Portfolio Management Agreements and New Sub-Advisory Agreements. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS. The Funds do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Funds in writing a reasonable time before the Trust begins to print and mail proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. You may submit shareholder proposals to the Secretary of the Trusts, One Financial Center, Boston, Massachusetts 02111-2621.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                                                     APPENDIX A1

                              ADVISORY AGREEMENTS

LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST


--------------------------------------------------------------------------------
----------
                 ADVISORY
                 FEE RATE                   DESCRIPTION OF TRUSTEE       DATE OF
LAST
                 SCHEDULE                      ACTION REGARDING     SUBMISSION
OF CURRENT
                (AS A % OF      DATE OF        CURRENT ADVISORY     ADVISORY
AGREEMENT FOR
                 AVERAGE        CURRENT        AGREEMENT SINCE       SHAREHOLDER
APPROVAL
                  DAILY        ADVISORY      BEGINNING OF FUND'S        AND
REASON FOR
NAME OF FUND   NET ASSETS)     AGREEMENT       LAST FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
----------
 Stein Roe     0.450% up to   August 1,      On June 19, 2001, the   On June 18,
1996, the
 Intermediate  $100           1998           Trustees approved
shareholders approved
 Municipals    million;                      continuation of the     the current
 Fund(1)       0.425% on                     current investment      investment
advisory
               the next                      advisory agreement      agreement
in
               $100                                                  connection
with a
               million;                                              proposal to
convert
               0.400%                                                the Fund to
a "master
               thereafter                                            fund/feeder
fund"
                                                                     structure
--------------------------------------------------------------------------------
----------
 Stein Roe      0.450% up     August 1,      On June 19, 2001, the   On June 18,
1996, the
 Managed        to $100       1998           Trustees approved
shareholders approved
 Municipals     million;                     continuation of the     the current
 Fund           0.425% on                    current investment      investment
advisory
                the next                     advisory agreement      agreement
in
                $100                                                 connection
with a
                million;                                             proposal to
convert
                0.400% on                                            the Fund to
a "master
                the next                                             fund/feeder
fund"
                $800                                                 structure
                million;
                0.375%
                thereafter
--------------------------------------------------------------------------------
----------


                                       A1-1

LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST


--------------------------------------------------------------------------------
----------
                 ADVISORY
                 FEE RATE                   DESCRIPTION OF TRUSTEE       DATE OF
LAST
                 SCHEDULE                      ACTION REGARDING     SUBMISSION
OF CURRENT
                (AS A % OF      DATE OF        CURRENT ADVISORY     ADVISORY
AGREEMENT FOR
                 AVERAGE        CURRENT        AGREEMENT SINCE       SHAREHOLDER
APPROVAL
                  DAILY        ADVISORY      BEGINNING OF FUND'S        AND
REASON FOR
NAME OF FUND   NET ASSETS)     AGREEMENT       LAST FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
----------
 Liberty        0.75% on      August 15,     On June 19, 2001, the   On June 30,
1997, the
 Midcap         first $500    1995           Trustees approved       sole
shareholder
 Growth Fund    million;      (effective     continuation of the     approved
the current
 (Stein Roe     0.70% on      for this       current investment      investment
advisory
 Midcap         next $500     fund on May    advisory agreement      agreement
in
 Growth Fund,   million;      9, 1997)                               connection
with the
 Class S)(2)    0.65% on
organization of the
                next $500                                            Fund
                million;
                0.60%
                thereafter
--------------------------------------------------------------------------------
----------
 Stein Roe      0.75% on      August 15,     On June 19, 2001, the   On May 29,
1998, the
 Focus Fund     first $500    1995           Trustees approved       sole
shareholder
 (Liberty       million;      (effective     continuation of the     approved
the current
 Focus Fund,    0.70% on      for this       current investment      investment
advisory
 Class A)       next $500     fund on        advisory agreement      agreement
in
                million;      April 30,                              connection
with the
                0.65% on      1998)
organization of the
                next $500                                            Fund
                million;
                0.60%
                thereafter
--------------------------------------------------------------------------------
----------
 Stein Roe      0.85%         August 15,     On June 19, 2001, the   On February
1, 1999,
 Small                        1995           Trustees approved       the sole
shareholder
 Company                      (effective     continuation of the     approved
the current
 Growth Fund                  for this       current investment      investment
advisory
 (Liberty                     portfolio on   advisory agreement      agreement
in
 Small                        February 2,                            connection
with the
 Company                      1999)
organization of the
 Growth Fund,                                                        Fund
 Class A)(3)
--------------------------------------------------------------------------------
----------


                                       A1-2

--------------------------------------------------------------------------------
----------
                 ADVISORY
                 FEE RATE                   DESCRIPTION OF TRUSTEE       DATE OF
LAST
                 SCHEDULE                      ACTION REGARDING     SUBMISSION
OF CURRENT
                (AS A % OF      DATE OF        CURRENT ADVISORY     ADVISORY
AGREEMENT FOR
                 AVERAGE        CURRENT        AGREEMENT SINCE       SHAREHOLDER
APPROVAL
                  DAILY        ADVISORY      BEGINNING OF FUND'S        AND
REASON FOR
NAME OF FUND   NET ASSETS)     AGREEMENT       LAST FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
----------
 Stein Roe      0.75% on      August 15,     On June 19, 2001, the   On August
15, 1995,
 Capital        first $500    1995           Trustees approved       the
shareholders
Opportunities   million;      (effective     continuation of the     approved
the current
 Fund           0.70% on      for this       current investment      investment
advisory
 (Liberty       next $500     fund on        advisory agreement      agreement
in
 Capital        million;      September 1,                           connection
with a fee
Opportunities   0.65% on      1995)                                  increase
proposal and
 Fund, Class    next $500                                            possible
conversion
 A)             million;                                             to a
"master
                0.60%                                                fund/feeder
fund"
                thereafter                                           structure
--------------------------------------------------------------------------------
----------
 Stein Roe      0.85%         August 15,     On November 13, 2000,   On January
2, 2001,
 Global                       1995           the Trustees approved   the sole
shareholder
 Thematic                     (effective     continuation of the     approved
the current
 Equity                       for this       current investment      investment
advisory
 Fund(4)                      fund on        advisory agreement      agreement
in
                              January 2,                             connection
with the
                              2001)
organization of the
                                                                     Fund
--------------------------------------------------------------------------------
----------
 Stein Roe      0.85%         August 15,     On November 13, 2000,   On January
2, 2001,
 European                     1995           the Trustees approved   the sole
shareholder
 Thematic                     (effective     continuation of the     approved
the current
 Equity                       for this       current investment      investment
advisory
 Fund(5)                      Fund on        advisory agreement      agreement
in
                              January 2,                             connection
with the
                              2001)
organization of the
                                                                     Fund
--------------------------------------------------------------------------------
----------
 Stein Roe      0.95%         August 15,     On June 19, 2001, the   On October
19, 1998,
 Asia Pacific                 1995           Trustees approved       the sole
shareholder
 Fund(6)                      (effective     continuation of the     approved
the current
                              for this       current investment      investment
advisory
                              Fund on        advisory agreement      agreement
in
                              October 19,                            connection
with the
                              1998)
organization of the
                                                                     Fund
--------------------------------------------------------------------------------
----------


 (1) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage, commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.70% of

                                       A1-3
     average daily net assets. The Fund's advisor may modify or terminate this arrangement at any time.

 (2) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.25% of average daily net assets. The Fund's advisor may modify or terminate this arrangement at any time.

 (3) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.50% of average daily net assets. The Fund's advisor may modify or terminate this arrangement at any time.

 (4) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for other expenses so that total annual fund operating expenses (exclusive of interest, taxes and extraordinary expenses, if any) do not exceed 1.60% of average daily net assets. The Fund's advisor may modify or terminate this arrangement at any time.

 (5) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for other expenses so that total annual fund operating expenses (exclusive of interest, taxes and extraordinary expenses, if any) do not exceed 1.60% of average daily net assets. The Fund's advisor may modify or terminate this arrangement at any time.

 (6) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of interest, taxes and extraordinary expenses, if any) will not exceed 2.00% of average daily net assets. The Fund's advisor may modify or terminate this arrangement at any time.

                                       A1-4

                                                                     APPENDIX A2

                        PORTFOLIO MANAGEMENT AGREEMENTS

LIBERTY-STEIN ROE FUNDS INCOME TRUST


--------------------------------------------------------------------------------
---------
                                                                           DATE
OF LAST
                                                       DESCRIPTION OF
SUBMISSION OF
                                                       TRUSTEE ACTION    CURRENT
ADVISORY
                                                     REGARDING CURRENT
AGREEMENT FOR
                                                     ADVISORY AGREEMENT
SHAREHOLDER
                ADVISORY FEE RATE   DATE OF CURRENT  SINCE BEGINNING OF
APPROVAL AND
               SCHEDULE (AS A % OF     ADVISORY         FUND'S LAST
REASON FOR
NAME OF FUND   AVERAGE NET ASSETS)     AGREEMENT        FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
---------
 Stein Roe      0.250% up to $500    August 15,       On June 19, 2001,   On
June 18,
 Cash           million; 0.225% on   1995             the Trustees        1996,
the
 Reserves       next $500 million;   (effective for   approved
shareholders
 Fund           0.200% thereafter    SR&F Cash        continuation of
approved the
                [As a feeder fund    Reserves         the current
current
                of SR&F Cash         Portfolio on     portfolio
portfolio
                Reserves             March 2, 1998)   management
management
                Portfolio]                            agreement
agreement in

connection with
                                                                          a
proposal to

convert the
                                                                          Fund
to a

"master fund/
                                                                          feeder
fund"

structure
--------------------------------------------------------------------------------
---------
 Stein Roe      0.500% up to $100    August 15,       On June 19, 2001,   On
June 18,
 Income Fund    million; 0.475%      1995             the Trustees        1996,
the
 (Liberty       thereafter [As a     (effective for   approved
shareholders
 Income Bond    feeder fund of       SR&F Income      continuation of
approved the
 Fund, Class    SR&F Income          Portfolio on     the current
current
 A)             Portfolio]           February 2,      portfolio
portfolio
                                     1998)            management
management
                                                      agreement
agreement in

connection with
                                                                          a
proposal to

convert the
                                                                          Fund
to a

"master fund/
                                                                          feeder
fund"

structure
--------------------------------------------------------------------------------
---------


                                       A2-1

--------------------------------------------------------------------------------
---------
                                                                           DATE
OF LAST
                                                       DESCRIPTION OF
SUBMISSION OF
                                                       TRUSTEE ACTION    CURRENT
ADVISORY
                                                     REGARDING CURRENT
AGREEMENT FOR
                                                     ADVISORY AGREEMENT
SHAREHOLDER
                ADVISORY FEE RATE   DATE OF CURRENT  SINCE BEGINNING OF
APPROVAL AND
               SCHEDULE (AS A % OF     ADVISORY         FUND'S LAST
REASON FOR
NAME OF FUND   AVERAGE NET ASSETS)     AGREEMENT        FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
---------
 Stein Roe      0.500% on first      August 15,       On June 19, 2001,   On
October 31,
 High Yield     $500 million;        1995             the Trustees        1996,
the sole
 Fund           0.475%               (effective for   approved
shareholder of
 (Liberty       thereafter(1) [As    SR&F High        continuation of     the
Fund
 High Yield     a feeder fund of     Yield            the current
approved the
 Bond Fund,     SR&F High Yield      Portfolio on     portfolio
current
 Class A)       Portfolio]           November 1,      management
portfolio
                                     1996)            agreement
management

agreement in

connection with
                                                                          the

organization of
                                                                          the
Fund
--------------------------------------------------------------------------------
---------
 Stein Roe      0.35% [As a feeder   August 15,       On June 19, 2001,   On
June 18,
 Intermediate   fund of SR&F         1995             the Trustees        1996,
the
 Bond Fund      Intermediate Bond    (effective for   approved
shareholders
 (Liberty       Portfolio]           SR&F             continuation of
approved the
 Intermediate                        Intermediate     the current
current
 Bond Fund,                          Bond Portfolio   portfolio
portfolio
 Class A)                            on February 2,   management
management
                                     1998)            agreement
agreement in

connection with
                                                                          a
proposal to

convert the
                                                                          Fund
to a

"master fund/
                                                                          feeder
fund"

structure
--------------------------------------------------------------------------------
---------


                                       A2-2

LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST


--------------------------------------------------------------------------------
---------
                                                                           DATE
OF LAST
                                                       DESCRIPTION OF
SUBMISSION OF
                                                       TRUSTEE ACTION    CURRENT
ADVISORY
                                                     REGARDING CURRENT
AGREEMENT FOR
                                                     ADVISORY AGREEMENT
SHAREHOLDER
                ADVISORY FEE RATE   DATE OF CURRENT  SINCE BEGINNING OF
APPROVAL AND
               SCHEDULE (AS A % OF     ADVISORY         FUND'S LAST
REASON FOR
NAME OF FUND   AVERAGE NET ASSETS)     AGREEMENT        FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
---------
 Stein Roe      0.25%(2) [As a       August 15,       On June 19, 2001,   On
June 27,
 Municipal      feeder fund of       1995             the Trustees        1995,
the
 Money Market   SR&F Municipal       (effective for   approved
shareholders
 Fund           Money Market         SR&F Municipal   continuation of
approved a form
                Portfolio]           Money Market     the current         of the
current
                                     Portfolio on     portfolio
portfolio
                                     September 28,    management
management
                                     1995)            agreement
agreement in

connection with
                                                                          a
proposal to

convert the
                                                                          Fund
to a

"master fund/
                                                                          feeder
fund"

structure
--------------------------------------------------------------------------------
---------
 Stein Roe      0.450% up to $100    August 15,       On June 19, 2001,   On
June 18,
 High-Yield     million; 0.425% on   1995             the Trustees        1996,
the
 Municipals     next $100 million;   (effective for   approved
shareholders
 Fund           0.400% thereafter    SR&F High-       continuation of
approved the
 (Liberty       [As a feeder fund    Yield            the current
current
 High Income    of SR&F High-        Municipals       portfolio
portfolio
 Municipals     Yield Municipals     Portfolio on     management
management
 Fund, Class    Portfolio]           February 2,      agreement
agreement in
 A)                                  1998)
connection with
                                                                          a
proposal to

convert the
                                                                          Fund
to a

"master

fund/feeder
                                                                          fund"
structure
--------------------------------------------------------------------------------
---------


                                       A2-3

LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST


--------------------------------------------------------------------------------
---------
                                                                           DATE
OF LAST
                                                       DESCRIPTION OF
SUBMISSION OF
                                                       TRUSTEE ACTION    CURRENT
ADVISORY
                                                     REGARDING CURRENT
AGREEMENT FOR
                                                     ADVISORY AGREEMENT
SHAREHOLDER
                ADVISORY FEE RATE   DATE OF CURRENT  SINCE BEGINNING OF
APPROVAL AND
               SCHEDULE (AS A % OF     ADVISORY         FUND'S LAST
REASON FOR
NAME OF FUND   AVERAGE NET ASSETS)     AGREEMENT        FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
---------
 Stein Roe      0.55% on first       August 15,       On May 20, 2001,    On
August 15,
 Balanced       $500 million;        1995             the Trustees        1995,
 Fund           0.50% on next $500   (effective for   approved
shareholders
                million; 0.45%       this fund on     continuation of
approved the
                thereafter [As a     February 3,      the current
current
                feeder fund of       1997)            portfolio
portfolio
                SR&F Balanced                         management
management
                Portfolio]                            agreement
agreement in

connection with
                                                                          a fee
increase

proposal and

possible

conversion to a

"master fund/
                                                                          feeder
fund"

structure
--------------------------------------------------------------------------------
---------
 Liberty        0.60% up to $500     August 15,       On June 19, 2001,   On
March 30,
 Growth         million; 0.55% on    1995             the Trustees        1999,
the sole
 Investor       the next $500        (effective for   approved
shareholder
 Fund (Stein    million; 0.50%       SR&F Growth      continuation of
approved the
 Roe Growth     thereafter(3) [As    Investor         the current
current
 Investor       a feeder fund of     Portfolio on     portfolio
portfolio
 Fund, Class    SR&F Growth          February 3,      management
management
 S)             Investor             1997)            agreement
agreement in
                Portfolio]
connection with
                                                                          the

organization of
                                                                          the
Fund
--------------------------------------------------------------------------------
---------
 Stein Roe      0.85% [As a feeder   January 25,      On May 22, 2000,    On
December 27,
International   fund of SR&F         2001             the Trustees        2000,
the
 Fund           International                         approved
shareholders
                Portfolio]                            continuation of
approved the
                                                      the current
current
                                                      portfolio
portfolio
                                                      management
management
                                                      agreement
agreement in

connection with
                                                                          a
proposal to
                                                                          change
the

advisor to

Newport Fund

Management,
                                                                          Inc.
--------------------------------------------------------------------------------
---------


                                       A2-4

--------------------------------------------------------------------------------
---------
                                                                           DATE
OF LAST
                                                       DESCRIPTION OF
SUBMISSION OF
                                                       TRUSTEE ACTION    CURRENT
ADVISORY
                                                     REGARDING CURRENT
AGREEMENT FOR
                                                     ADVISORY AGREEMENT
SHAREHOLDER
                ADVISORY FEE RATE   DATE OF CURRENT  SINCE BEGINNING OF
APPROVAL AND
               SCHEDULE (AS A % OF     ADVISORY         FUND'S LAST
REASON FOR
NAME OF FUND   AVERAGE NET ASSETS)     AGREEMENT        FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
---------
 Stein Roe      0.60% up to $500     August 15,       On June 19, 2001,   On
August 15,
 Growth Stock   million; 0.55% on    1995             the Trustees        1995,
the
 Fund           the next $500        (effective for   approved
shareholders
                million; 0.50% on    this Fund on     continuation of
approved the
                the next $1          February 3,      the current
current
                billion; 0.45%       1997)            portfolio
portfolio
                thereafter [As a                      management
management
                feeder fund of                        agreement
agreement in
                SR&F Growth Stock
connection with
                Portfolio]                                                a fee
increase

proposal and

possible

conversion to a

"master fund/
                                                                          feeder
fund"

structure
--------------------------------------------------------------------------------
---------
 Stein Roe      0.60% of the first   August 15,       On June 19, 2001,   On
August 15,
 Young          $500 million;        1995             the Trustees        1995,
the
 Investor       0.55% of the next    (effective for   approved
shareholders
 Fund           $500 million;        this Fund on     continuation of
approved the
                0.50% thereafter     February 3,      the current
current
                [As a feeder fund    1997)            portfolio
portfolio
                of SR&F Growth                        management
management
                Investor                              agreement
agreement in
                Portfolio]
connection with
                                                                          a fee
increase

proposal and

possible

conversion to a

"master fund/
                                                                          feeder
fund"

structure
--------------------------------------------------------------------------------
---------


                                       A2-5

LIBERTY-STEIN ROE FUNDS TRUST


--------------------------------------------------------------------------------
-----
                                                    DESCRIPTION OF     DATE OF
LAST
                                                    TRUSTEE ACTION    SUBMISSION
OF
                                                      REGARDING      CURRENT
ADVISORY
                                                   CURRENT ADVISORY   AGREEMENT
FOR
                ADVISORY FEE RATE      DATE OF     AGREEMENT SINCE
SHAREHOLDER
                SCHEDULE (AS A %       CURRENT       BEGINNING OF      APPROVAL
AND
                 OF AVERAGE NET       ADVISORY       FUND'S LAST        REASON
FOR
NAME OF FUND         ASSETS)          AGREEMENT      FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
-----
 Stein Roe      0.500% on first      August 15,     On June 19,       On
February 13,
Institutional   $500 million;        1995           2001, the         1997, the
sole
 Client High    0.475% thereafter    (effective     Trustees
shareholder
 Yield Fund     [As a feeder of      for this       approved          approved
the
                SR&F High Yield      Fund on        continuation of   current
                Portfolio](4)        February 13,   the current       portfolio
                                     1997)          portfolio         management
                                                    management        agreement
in
                                                    agreement         connection
with
                                                                      the

organization of
                                                                      the Fund
--------------------------------------------------------------------------------
-----


LIBERTY-STEIN ROE ADVISOR TRUST


--------------------------------------------------------------------------------
---------
                                                                           DATE
OF LAST
                                                       DESCRIPTION OF
SUBMISSION OF
                                                       TRUSTEE ACTION    CURRENT
ADVISORY
                                                     REGARDING CURRENT
AGREEMENT FOR
                                                     ADVISORY AGREEMENT
SHAREHOLDER
                ADVISORY FEE RATE   DATE OF CURRENT  SINCE BEGINNING OF
APPROVAL AND
               SCHEDULE (AS A % OF     ADVISORY         FUND'S LAST
REASON FOR
NAME OF FUND   AVERAGE NET ASSETS)     AGREEMENT        FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
---------
 Liberty        0.60% of the first   August 15,       On June 19, 2001,   On
February 13,
 Young          $500 million;        1995             the Trustees        1997,
the sole
 Investor       0.55% of the next    (effective for   approved
shareholder
 Fund(5)        $500 million;        this Fund on     continuation of
approved the
                0.50% thereafter     February 13,     the current
current
                [As a feeder fund    1997)            portfolio
portfolio
                of SR&F Growth                        management
management
                Investor                              agreement
agreement in
                Portfolio]
connection with
                                                                          the

organization of
                                                                          the
Fund
--------------------------------------------------------------------------------
---------
 Liberty        0.60% up to $500     August 15,       On June 19, 2001,   On
February 13,
 Growth Stock   million; 0.55% on    1995             the Trustees        1997,
the sole
 Fund           next $500 million;   (effective for   approved
shareholder
                0.50% on next $1     this Fund on     continuation of
approved the
                billion; 0.45%       February 13,     the current
current
                thereafter [As a     1997)            portfolio
portfolio
                feeder fund of                        management
management
                SR&F Growth Stock                     agreement
agreement in
                Portfolio]
connection with
                                                                          the

organization of
                                                                          the
Fund
--------------------------------------------------------------------------------
---------


                                       A2-6

SR&F BASE TRUST


--------------------------------------------------------------------------------
---------
                                                                           DATE
OF LAST
                                                       DESCRIPTION OF
SUBMISSION OF
                                                       TRUSTEE ACTION    CURRENT
ADVISORY
                                                     REGARDING CURRENT
AGREEMENT FOR
                                                     ADVISORY AGREEMENT
SHAREHOLDER
                ADVISORY FEE RATE   DATE OF CURRENT  SINCE BEGINNING OF
APPROVAL AND
               SCHEDULE (AS A % OF     ADVISORY         FUND'S LAST
REASON FOR
NAME OF FUND   AVERAGE NET ASSETS)     AGREEMENT        FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
---------
 SR&F Cash      0.250% up to $500    August 15,       On June 19, 2001,   On
June 18,
 Reserves       million; 0.225%      1995             the Trustees        1996,
the
 Portfolio      thereafter           (effective for   approved            feeder
fund
                                     this portfolio   continuation of
shareholders
                                     on March 2,      the current
approved the
                                     1998)            portfolio
current
                                                      management
portfolio
                                                      agreement
management

agreement in

connection with
                                                                          the
Fund's

conversion to a

"master fund/
                                                                          feeder
fund"

structure
--------------------------------------------------------------------------------
---------
 SR&F           0.25%                August 15,       On June 19, 2001,   On
June 27,
 Municipal                           1995             the Trustees        1995,
the
 Money Market                        (effective for   approved            feeder
fund
 Portfolio                           this portfolio   continuation of
shareholders
                                     on September     the current
approved a form
                                     28, 1995)        portfolio           of the
current
                                                      management
portfolio
                                                      agreement
management

agreement in

connection with
                                                                          the
Fund's

conversion to a

"master fund/
                                                                          feeder
fund"

structure
--------------------------------------------------------------------------------
---------
 SR&F High-     0.450% up to $100    August 15,       On June 19, 2001,   On
June 18,
 Yield          million; 0.425% on   1995             the Trustees        1996,
the
 Municipals     next $100 million;   (effective for   approved            feeder
fund
 Portfolio      0.400% thereafter    this portfolio   continuation of
shareholders
                                     on February 2,   the current
approved the
                                     1998)            portfolio
current
                                                      management
portfolio
                                                      agreement
management

agreement in

connection with
                                                                          the
Fund's

conversion to a

"master fund/
                                                                          feeder
fund"

structure
--------------------------------------------------------------------------------
---------


                                       A2-7

--------------------------------------------------------------------------------
---------
                                                                           DATE
OF LAST
                                                       DESCRIPTION OF
SUBMISSION OF
                                                       TRUSTEE ACTION    CURRENT
ADVISORY
                                                     REGARDING CURRENT
AGREEMENT FOR
                                                     ADVISORY AGREEMENT
SHAREHOLDER
                ADVISORY FEE RATE   DATE OF CURRENT  SINCE BEGINNING OF
APPROVAL AND
               SCHEDULE (AS A % OF     ADVISORY         FUND'S LAST
REASON FOR
NAME OF FUND   AVERAGE NET ASSETS)     AGREEMENT        FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
---------
 SR&F           0.35%                August 15,       On June 19, 2001,   On
June 18,
 Intermediate                        1995             the Trustees        1996,
the
 Bond                                (effective for   approved            feeder
fund
 Portfolio                           this portfolio   continuation of
shareholders
                                     on February 2,   the current
approved the
                                     1998)            portfolio
current
                                                      management
portfolio
                                                      agreement
management

agreement in

connection with
                                                                          the
Fund's

conversion to a

"master fund/
                                                                          feeder
fund"

structure
--------------------------------------------------------------------------------
---------
 SR&F Income    0.500% up to $100    August 15,       On June 19, 2001,   On
June 18,
 Portfolio      million; 0.475%      1995             the Trustees        1996,
the
                thereafter           (effective for   approved            feeder
fund
                                     this portfolio   continuation of
shareholders
                                     on February 2,   the current
approved the
                                     1998)            portfolio
current
                                                      management
portfolio
                                                      agreement
management

agreement in

connection with
                                                                          the
Fund's

conversion to a

"master fund/
                                                                          feeder
fund"

structure
--------------------------------------------------------------------------------
---------
 SR&F High      0.500% on first      August 15,       On June 19, 2001,   On
October 31,
 Yield          $500 million;        1995             the Trustees        1996,
the sole
 Portfolio      0.475% thereafter    (effective for   approved
shareholder
                                     this portfolio   continuation of
approved the
                                     on November 1,   the current
current
                                     1996)            portfolio
portfolio
                                                      management
management
                                                      agreement
agreement in

connection with
                                                                          the

organization of
                                                                          the
Fund
--------------------------------------------------------------------------------
---------


                                       A2-8

--------------------------------------------------------------------------------
---------
                                                                           DATE
OF LAST
                                                       DESCRIPTION OF
SUBMISSION OF
                                                       TRUSTEE ACTION    CURRENT
ADVISORY
                                                     REGARDING CURRENT
AGREEMENT FOR
                                                     ADVISORY AGREEMENT
SHAREHOLDER
                ADVISORY FEE RATE   DATE OF CURRENT  SINCE BEGINNING OF
APPROVAL AND
               SCHEDULE (AS A % OF     ADVISORY         FUND'S LAST
REASON FOR
NAME OF FUND   AVERAGE NET ASSETS)     AGREEMENT        FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
---------
 SR&F           0.85%                August 15,       On June 19, 2001,   On
December 27,
International                        1995             the Trustees        2000,
the
 Portfolio                           (effective for   approved
shareholders
                                     this portfolio   continuation of
approved the
                                     on February 3,   the current
current
                                     1997)            portfolio
portfolio
                                                      management
management
                                                      agreement
agreement in

connection with
                                                                          a
proposal to
                                                                          change
the

advisor to

Newport Fund

Management,
                                                                          Inc.
--------------------------------------------------------------------------------
---------
 SR&F Growth    0.60% up to $500     August 15,       On June 19, 2001,   On
March 30,
 Investor       million; 0.55% on    1995             the Trustees        1999,
the sole
 Portfolio      the next $500        (effective for   approved
shareholder
                million; 0.50%       this portfolio   continuation of
approved the
                thereafter           on February 3,   the current
current
                                     1997)            portfolio
portfolio
                                                      management
management
                                                      agreement
agreement in

connection with
                                                                          the

organization of
                                                                          the
Fund
--------------------------------------------------------------------------------
---------
 SR&F           0.55% up to $500     August 15,       On June 19, 2001,   On
August 15,
 Balanced       million; 0.50% on    1995             the Trustees        1995,
the
 Portfolio      next $500 million;   (effective for   approved            feeder
fund
                0.45% thereafter     this portfolio   continuation of
shareholders
                                     on February 3,   the current
approved the
                                     1997)            portfolio
current
                                                      management
portfolio
                                                      agreement
management

agreement in

connection with
                                                                          the
Fund's

conversion to a

"master fund/
                                                                          feeder
fund"

structure
--------------------------------------------------------------------------------
---------


                                       A2-9

--------------------------------------------------------------------------------
---------
                                                                           DATE
OF LAST
                                                       DESCRIPTION OF
SUBMISSION OF
                                                       TRUSTEE ACTION    CURRENT
ADVISORY
                                                     REGARDING CURRENT
AGREEMENT FOR
                                                     ADVISORY AGREEMENT
SHAREHOLDER
                ADVISORY FEE RATE   DATE OF CURRENT  SINCE BEGINNING OF
APPROVAL AND
               SCHEDULE (AS A % OF     ADVISORY         FUND'S LAST
REASON FOR
NAME OF FUND   AVERAGE NET ASSETS)     AGREEMENT        FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
---------
 SR&F Growth    0.60% up to $500     August 15,       On June 19, 2001,   On
August 15,
 Stock          million; 0.55% on    1995             the Trustees        1995,
the
 Portfolio      next $500 million;   (effective for   approved            feeder
fund
                0.50% thereafter     this portfolio   continuation of
shareholders
                                     on February 3,   the current
approved the
                                     1997)            portfolio
current
                                                      management
portfolio
                                                      agreement
management

agreement in

connection with
                                                                          the
fund's

conversion to a

"master fund/
                                                                          feeder
fund"

structure
--------------------------------------------------------------------------------
---------
 Liberty        0.45% [As a feeder   November 20,     On June 19, 2001,   On
November 20,
 Floating       fund of Stein Roe    1998 (last       the Trustees        1998,
the sole
 Rate Fund      Floating Rate        amended August   approved
shareholder
                Limited Liability    3, 1999)         continuation of
approved the
                Company](6)                           the current
current
                                                      portfolio
portfolio
                                                      management
management
                                                      agreement
agreement in

connection with
                                                                          the

organization of
                                                                          the
fund
--------------------------------------------------------------------------------
---------
 Liberty-       0.45% [As a feeder   November 20,     On June 19, 2001,   On
November 20,
 Stein Roe      fund of Stein Roe    1998 (last       the Trustees        1998,
the sole
Institutional   Floating Rate        amended August   approved
shareholder
 Floating       Limited Liability    3, 1999)         continuation of
approved the
 Rate Income    Company](7)                           the current
current
 Fund                                                 portfolio
portfolio
                                                      management
management
                                                      agreement
agreement in

connection with
                                                                          the

organization of
                                                                          the
fund
--------------------------------------------------------------------------------
---------
 Stein Roe      0.45%                November 20,     On June 19, 2001,   On
November 20,
 Floating                            1998 (amended    the Trustees        1998,
the sole
 Rate Limited                        August 3,        approved
shareholder
 Liability                           1999)            continuation of
approved the
 Company                                              the current
current
                                                      portfolio
portfolio
                                                      management
management
                                                      agreement
agreement
--------------------------------------------------------------------------------
---------


                                      A2-10

 (1) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00% of average net assets. The Fund's advisor may modify or terminate this arrangement at any time.

 (2) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage, commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.70% of average net assets. The Fund's advisor may modify or terminate this arrangement at any time.

 (3) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10% of average net assets. The Fund's advisor may modify or terminate this arrangement at any time.

 (4) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.50% of average net assets. The Fund's advisor may modify or terminate this arrangement at any time.

 (5) Stein Roe has voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.65% of average net assets or such lower amount as Stein Roe shall determine. Stein Roe may modify or terminate this arrangement at any time.

 (6) The Fund's advisor has voluntarily agreed to waive advisory fees and to reimburse the Fund for its ordinary operating expenses to the extent such expenses exceed 0.80% of its average annual net assets.

 (7) The Fund's advisor has voluntarily agreed to waive advisory fees and to reimburse the Fund for its ordinary operating expenses to the extent such expenses exceed 0.75% of its average annual net assets.

                                      A2-11

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                                                     APPENDIX A3

                            SUB-ADVISORY AGREEMENTS


--------------------------------------------------------------------------------
-----
                                                    DESCRIPTION OF     DATE OF
LAST
                                                    TRUSTEE ACTION    SUBMISSION
OF
                                                      REGARDING        CURRENT
SUB-
                                                     CURRENT SUB-
ADVISORY
                  SUB-ADVISORY                         ADVISORY       AGREEMENT
FOR
                    FEE RATE           DATE OF     AGREEMENT SINCE
SHAREHOLDER
                SCHEDULE (AS A %    CURRENT SUB-     BEGINNING OF      APPROVAL
AND
                 OF AVERAGE NET       ADVISORY       FUND'S LAST        REASON
FOR
NAME OF FUND       ASSETS)(a)         AGREEMENT      FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
-----
 SR&F           0.40%                February 21,   On October 17,    On January
25,
 Balanced                            2001           2000, the         2001, the
 Portfolio                                          Trustees          feeder
fund
                                                    approved
shareholders
                                                    continuation of   approved
the
                                                    the current       current
sub-
                                                    sub-advisory      advisory
                                                    agreement         agreement
in
                                                                      connection
with
                                                                      the
appointment
                                                                      of Nordea
as

sub-advisor
--------------------------------------------------------------------------------
-----
 Stein Roe      0.55%                August 3,      On June 19,       On August
3,
 Asia Pacific                        1999           2001, the         1999, the
sole
 Fund                                               Trustees
shareholder
                                                    approved          approved
the
                                                    continuation of   current
sub-
                                                    the current       advisory
                                                    sub-advisory      agreement
in
                                                    agreement         connection
with
                                                                      the
appointment
                                                                      of Newport
                                                                      Pacific

Management,
                                                                      Inc. prior
to
                                                                      the public
                                                                      offering
of the
                                                                      fund
--------------------------------------------------------------------------------
-----
 Stein Roe      0.60%                January 2,     On November 13,   On January
2,
 Global                              2001           2000, the         2001, the
sole
 Thematic                                           Trustees
shareholder
 Equity Fund                                        approved          approved
the
                                                    continuation of   current
sub-
                                                    the current       advisory
                                                    sub-advisory      agreement
in
                                                    agreement         connection
with
                                                                      the

organization of
                                                                      the fund
--------------------------------------------------------------------------------
-----


                                       A3-1

--------------------------------------------------------------------------------
-----
                                                    DESCRIPTION OF     DATE OF
LAST
                                                    TRUSTEE ACTION    SUBMISSION
OF
                                                      REGARDING        CURRENT
SUB-
                                                     CURRENT SUB-
ADVISORY
                  SUB-ADVISORY                         ADVISORY       AGREEMENT
FOR
                    FEE RATE           DATE OF     AGREEMENT SINCE
SHAREHOLDER
                SCHEDULE (AS A %    CURRENT SUB-     BEGINNING OF      APPROVAL
AND
                 OF AVERAGE NET       ADVISORY       FUND'S LAST        REASON
FOR
NAME OF FUND       ASSETS)(a)         AGREEMENT      FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
-----
 Stein Roe      0.60%                January 2,     On November 13,   On January
2,
 European                            2001           2000, the         2001, the
sole
 Thematic                                           Trustees
shareholder
 Equity Fund                                        approved          approved
the
                                                    continuation of   current
sub-
                                                    the current       advisory
                                                    sub-advisory      agreement
in
                                                    agreement         connection
with
                                                                      the

organization of
                                                                      the fund
--------------------------------------------------------------------------------
-----


 (a) The Advisor is solely responsible for paying the Sub-Advisory Fee to the Sub-Advisor from the fees it collects from the Fund.

                                       A3-2

                                                                     APPENDIX B1

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                              MANAGEMENT AGREEMENT
                                    BETWEEN
                      [                        ] TRUST AND
                        STEIN ROE & FARNHAM INCORPORATED

[                        ] TRUST, a Massachusetts business trust registered
under the Investment Company Act of 1940 ("1940 Act") as an open-end diversified management investment company ("Trust"), hereby appoints STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation registered under the Investment Advisers Act of 1940 as an investment adviser, of Chicago, Illinois ("Manager"), to furnish investment advisory and portfolio management services with respect to the portion of its assets represented by the shares of beneficial interest issued in each series listed in Schedule A hereto, as such schedule may be amended from time to time (each such series hereinafter referred to as "Fund"). Trust and Manager hereby agree that:

1. Investment Management Services. Manager shall manage the investment operations of Trust and each Fund, subject to the terms of this Agreement and to the supervision and control of Trust's Board of Trustees ("Trustees"). Manager agrees to perform, or arrange for the performance of, the following services with respect to each Fund:

(a) to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

(b) to formulate and maintain a continuing investment program in a manner consistent with and subject to (i) Trust's agreement and declaration of trust and by-laws; (ii) the Fund's investment objectives, policies, and restrictions as set forth in written documents furnished by the Trust to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to the Fund and Trust; and (iv) any other written limits or directions furnished by the Trustees to Manager;

(c) unless otherwise directed by the Trustees, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Fund, and to implement those

                                       B1-1
decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

(d) to use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

(e) to make recommendations as to the manner in which voting rights, rights to consent to Trust or Fund action, and any other rights pertaining to Trust or the Fund shall be exercised;

(f) to make available to Trust promptly upon request all of the Fund's records and ledgers and any reports or information reasonably requested by the Trust; and

(g) to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

Except as otherwise instructed from time to time by the Trustees, with respect to execution of transactions for Trust on behalf of a Fund, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counter parties or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell portfolio securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

Trust hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Trust hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

                                       B1-2

Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for Trust or one or more Funds in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to Trust, the Funds, and Manager's other customers.

Manager shall for all purposes be deemed to be an independent contractor and not an agent of Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust in any way.

2. Administrative Services. Manager shall supervise the business and affairs of Trust and each Fund and shall provide such services and facilities as may be required for effective administration of Trust and Funds as are not provided by employees or other agents engaged by Trust; provided that Manager shall not have any obligation to provide under this Agreement any such services which are the subject of a separate agreement or arrangement between Trust and Manager, any affiliate of Manager, or any third party administrator ("Administrative Agreements").

3. Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations and upon receipt of written approval of the Trustees, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

4. Expenses Borne by Trust. Except to the extent expressly assumed by Manager herein or under a separate agreement between Trust and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Trust.

                                       B1-3

Without limitation, such costs and expenses shall include but not be limited to:

(a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

(b) all charges for equipment or services used for obtaining price quotations or for communication between Manager or Trust and the custodian, transfer agent or any other agent selected by Trust;

(c) all charges for administrative and accounting services provided to Trust by Manager, or any other provider of such services;

(d) all charges for services of Trust's independent auditors and for services to Trust by legal counsel;

(e) all compensation of Trustees, other than those affiliated with Manager, all expenses incurred in connection with their services to Trust, and all expenses of meetings of the Trustees or committees thereof;

(f)  all expenses incidental to holding meetings of holders of          units of
interest in the Trust ("Unitholders"), including printing and of supplying each record-date Unitholder with notice and proxy solicitation material, and all other proxy solicitation expense;

(g) all expenses of printing of annual or more frequent revisions of Trust prospectus(es) and of supplying each then-existing Unitholder with a copy of a revised prospectus;

(h) all expenses related to preparing and transmitting certificates representing Trust shares;

(i) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees;

(j) all brokers' commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

(k) all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

(l) all expenses of registering and maintaining the registration of Trust under the 1940 Act and, to the extent no exemption is available, expenses of registering Trust's shares under the 1933 Act, of qualifying and maintaining qualification of Trust and of Trust's shares for sale

                                       B1-4
under securities laws of various states or other jurisdictions and of registration and qualification of Trust under all other laws applicable to Trust or its business activities;

(m)  all interest on indebtedness, if any, incurred by Trust or a Fund; and

(n) all fees, dues and other expenses incurred by Trust in connection with membership of Trust in any trade association or other investment company organization.

5. Allocation of Expenses Borne by Trust. Any expenses borne by Trust that are attributable solely to the organization, operation or business of a Fund shall be paid solely out of Fund assets. Any expense borne by Trust which is not solely attributable to a Fund, nor solely to any other series of shares of Trust, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Trustees.

6. Expenses Borne by Manager. Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. Manager shall pay all expenses of establishing, maintaining, and servicing the accounts of Unitholders in each Fund listed in Exhibit A. However, Manager shall not be required to pay or provide any credit for services provided by Trust's custodian or other agents without additional cost to Trust.

In the event that Manager pays or assumes any expenses of Trust or a Fund not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to Trust or a Fund under any separate agreement or arrangement between the parties.

7. Management Fee. For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, Trust shall pay to Manager out of the assets of each Fund fees at the annual rate for such Fund as set forth in Schedule B to this Agreement. For each Fund, the management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of

                                       B1-5
one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Fund's net asset value was determined.

8. Retention of Sub-Adviser. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisers at Manager's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to Trust or one or more Funds. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Trust and its Funds for all acts or omissions of any sub-adviser in connection with the performance of Manager's duties hereunder.

9. Non-Exclusivity. The services of Manager to Trust hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

10. Standard of Care. Neither Manager, nor any of its directors, officers, stockholders, agents or employees shall be liable to Trust or its Unitholders for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Manager of its duties under this Agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Manager's part or from reckless disregard by Manager of its obligations and duties under this Agreement.

11. Amendment. This Agreement may not be amended as to Trust or any Fund without the affirmative votes (a) of a majority of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a "majority of the outstanding shares" of Trust or, with respect to an amendment affecting an individual Fund, a "majority of the outstanding shares" of that Fund. The terms "interested persons" and "vote of a majority of the outstanding shares" shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

12. Effective Date and Termination. This Agreement shall become effective as to any Fund as of the effective date for that Fund specified

                                       B1-6
in Schedule A hereto. This Agreement may be terminated at any time, without payment of any penalty, as to any Fund by the Board of Trustees of Trust, or by a vote of a majority of the outstanding shares of that Fund, upon at least sixty
(60) days' written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days' written notice to Trust. This Agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect with respect to any Fund until the end of the initial term applicable to that Fund specified in Schedule A and thereafter from year to year only so long as such continuance is specifically approved with respect to that Fund at least annually (a) by a majority of those Trustees who are not interested persons of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of Trust or by a "vote of a majority of the outstanding shares" of the Fund.

13. Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of Trust and any other records the parties mutually agree shall be maintained by Manager on behalf of Trust are the property of Trust and shall be surrendered by Manager promptly on request by Trust; provided that Manager may at its own expense make and retain copies of any such records.

Trust shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Unitholder in a Fund as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

Manager shall prepare and furnish to Trust as to each Fund statistical data and other information in such form and at such intervals as Trust may reasonably request.

14. Non-Liability of Trustees and Unitholders. Any obligation of Trust hereunder shall be binding only upon the assets of Trust (or the applicable Fund thereof) and shall not be binding upon any Trustee, officer, employee, agent or Unitholder of Trust. Neither the authorization

                                       B1-7
of any action by the Trustees or Unitholders of Trust nor the execution of this Agreement on behalf of Trust shall impose any liability upon any Trustee or any Unitholder.

15. Use of Manager's Name. Trust may use the name "SteinRoe Investment Trust" and the Fund names listed in Schedule A or any other name derived from the name "Stein Roe & Farnham" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Trust will cease to use any name derived from the name "Stein Roe & Farnham" or otherwise connected with Manager, or with any organization which shall have succeeded to Manager's business as investment adviser.

16. References and Headings. In this Agreement and in any such amendment, references to this Agreement and all expressions such as "herein," "hereof," and "hereunder" shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

                                       B1-8

Dated: [         , 2001]                [               ] TRUST

Attest:                                 By:
                                           -----------------------------------
                                           [         ]

Secretary

                                        STEIN ROE & FARNHAM
                                        INCORPORATED


Attest:                                 By:
                                           -----------------------------------
                                           [         ]


                                       B1-9

                             [              ] TRUST
                              MANAGEMENT AGREEMENT
                                   SCHEDULE A

The Funds of the Trust currently subject to this Agreement are as follows:

                                           EFFECTIVE       END OF
                                             DATE       INITIAL TERM
                                           ---------    ------------
                                                  []            []

Dated: [           ], 2001
                                   [             ] TRUST

Attest: ------------------------   By: ---------------------------
      Assistant Secretary             President
                                   STEIN ROE & FARNHAM INCORPORATED

Attest: ------------------------   By: ---------------------------
      Assistant Secretary             President

                                      B1-10

                             [              ] TRUST
                              MANAGEMENT AGREEMENT
                                   SCHEDULE B

Compensation pursuant to Section 7 of this Agreement shall be calculated in accordance with the following schedules applicable to average daily net assets of the Funds:

Dated: [           ], 2001
                                   [             ] TRUST

Attest: ------------------------   By: ---------------------------
      Assistant Secretary             President
                                   STEIN ROE & FARNHAM INCORPORATED

Attest: ------------------------   By: ---------------------------
      Assistant Secretary             President

                                      B1-11

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                                                     APPENDIX B2

                    FORMS OF PORTFOLIO MANAGEMENT AGREEMENT

[FOR SR&F BASE TRUST ON BEHALF OF THE PORTFOLIOS LISTED ON SCHEDULE A]

                              MANAGEMENT AGREEMENT
                                    BETWEEN
                              SR&F BASE TRUST AND
                        STEIN ROE & FARNHAM INCORPORATED

SR&F BASE TRUST, a Massachusetts common law trust registered under the Investment Company Act of 1940 ("1940 Act") as an open-end diversified management investment company ("Trust"), hereby appoints STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation registered under the Investment Advisers Act of 1940 as an investment adviser, of Chicago, Illinois ("Manager"), to furnish investment advisory and portfolio management services with respect to the portion of its assets represented by the shares of beneficial interest issued in each series listed in Schedule A hereto, as such schedule may be amended from time to time (each such series hereinafter referred to as "Portfolio"). Trust and Manager hereby agree that:

1. Investment Management Services. Manager shall manage the investment operations of Trust and each Portfolio, subject to the terms of this Agreement and to the supervision and control of Trust's Board of Trustees ("Trustees"). Manager agrees to perform, or arrange for the performance of, the following services with respect to each Portfolio:

(a) to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

(b) to formulate and maintain a continuing investment program in a manner consistent with and subject to (i) Trust's agreement and declaration of trust and by-laws; (ii) the Portfolio's investment objectives, policies, and restrictions as set forth in written documents furnished by the Trust to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to the Portfolio and Trust; and (iv) any other written limits or directions furnished by the Trustees to Manager;

                                       B2-1

(c) unless otherwise directed by the Trustees, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Portfolio, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

(d) to use reasonable efforts to manage the Portfolio so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

(e) to make recommendations as to the manner in which voting rights, rights to consent to Trust or Portfolio action, and any other rights pertaining to Trust or the Portfolio shall be exercised;

(f) to make available to Trust promptly upon request all of the Portfolio's records and ledgers and any reports or information reasonably requested by the Trust; and

(g) to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

Except as otherwise instructed from time to time by the Trustees, with respect to execution of transactions for Trust on behalf of a Portfolio, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparties or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell Portfolio securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

Trust hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Portfolio to the extent permitted by and in accordance with Section 11(a) of the Securities

                                       B2-2

Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Trust hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for Trust or one or more Portfolios in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to Trust, the Portfolios, and Manager's other customers.

Manager shall for all purposes be deemed to be an independent contractor and not an agent of Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust in any way.

2. Administrative Services. Manager shall supervise the business and affairs of Trust and each Portfolio and shall provide such services and facilities as may be required for effective administration of Trust and Portfolios as are not provided by employees or other agents engaged by Trust; provided that Manager shall not have any obligation to provide under this Agreement any such services which are the subject of a separate agreement or arrangement between Trust and Manager, any affiliate of Manager, or any third party administrator ("Administrative Agreements").

3. Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations and upon receipt of written approval of the Trustees, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

4. Expenses Borne by Trust. Except to the extent expressly assumed by Manager herein or under a separate agreement between Trust and Manager and except to the extent required by law to be paid by

                                       B2-3

Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Trust. Without limitation, such costs and expenses shall include but not be limited to:

(a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

(b) all charges for equipment or services used for obtaining price quotations or for communication between Manager or Trust and the custodian, transfer agent or any other agent selected by Trust;

(c) all charges for administrative and accounting services provided to Trust by Manager, or any other provider of such services;

(d) all charges for services of Trust's independent auditors and for services to Trust by legal counsel;

(e) all compensation of Trustees, other than those affiliated with Manager, all expenses incurred in connection with their services to Trust, and all expenses of meetings of the Trustees or committees thereof;

(f) all expenses incidental to holding meetings of holders of units of interest in the Trust ("Unitholders"), including printing and of supplying each record-date Unitholder with notice and proxy solicitation material, and all other proxy solicitation expense;

(g) all expenses of printing of annual or more frequent revisions of Trust prospectus(es) and of supplying each then-existing Unitholder with a copy of a revised prospectus;

(h) all expenses related to preparing and transmitting certificates representing Trust shares;

(i) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees;

(j) all brokers' commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

(k) all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

(1) all expenses of registering and maintaining the registration of Trust under the 1940 Act and, to the extent no exemption is available,

                                       B2-4
expenses of registering Trust's shares under the 1933 Act, of qualifying and maintaining qualification of Trust and of Trust's shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of Trust under all other laws applicable to Trust or its business activities;

(m)  all interest on indebtedness, if any, incurred by Trust or a Portfolio; and

(n) all fees, dues and other expenses incurred by Trust in connection with membership of Trust in any trade association or other investment company organization.

5. Allocation of Expenses Borne by Trust. Any expenses borne by Trust that are attributable solely to the organization, operation or business of a Portfolio shall be paid solely out of Portfolio assets. Any expense borne by Trust which is not solely attributable to a Portfolio, nor solely to any other series of shares of Trust, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Trustees.

6. Expenses Borne by Manager. Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. Manager shall pay all expenses of establishing, maintaining, and servicing the accounts of Unitholders in each Portfolio listed in Exhibit A. However, Manager shall not be required to pay or provide any credit for services provided by Trust's custodian or other agents without additional cost to Trust.

In the event that Manager pays or assumes any expenses of Trust or a Portfolio not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to Trust or a Portfolio under any separate agreement or arrangement between the parties.

7. Management Fee. For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, Trust shall pay to Manager out of the assets of each Portfolio fees at the annual rate for such Portfolio as set forth in Schedule B to this Agreement. For each Portfolio, the management fee shall accrue on each calendar day, and

                                       B2-5
shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Portfolio, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Portfolio's net asset value was determined.

8. Retention of Sub-Advisor. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisors at Manager's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to Trust or one or more Portfolios. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Trust and its Portfolios for all acts or omissions of any sub-adviser in connection with the performance of Manager's duties hereunder.

9. Non-Exclusivity. The services of Manager to Trust hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

10. Standard of Care. Neither Manager, nor any of its directors, officers, stockholders, agents or employees shall be liable to Trust or its Unitholders for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Manager of its duties under this Agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Manager's part or from reckless disregard by Manager of its obligations and duties under this Agreement.

11. Amendment. This Agreement may not be amended as to Trust or any Portfolio without the affirmative votes (a) of a majority of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a "majority of the outstanding shares" of Trust or, with respect to an amendment affecting an individual Portfolio, a "majority of the outstanding shares" of that Portfolio. The terms "interested persons" and "vote of a majority of the outstanding shares" shall be construed in accordance

                                       B2-6
with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

12. Effective Date and Termination. This Agreement shall become effective as to any Portfolio as of the effective date for that Portfolio specified in Schedule A hereto. This Agreement may be terminated at any time, without payment of any penalty, as to any Portfolio by the Board of Trustees of Trust, or by a vote of a majority of the outstanding shares of that Portfolio, upon at least sixty (60) days' written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days' written notice to Trust. This Agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect with respect to any Portfolio until the end of the initial term applicable to that Portfolio specified in Schedule A and thereafter from year to year only so long as such continuance is specifically approved with respect to that Portfolio at least annually (a) by a majority of those Trustees who are not interested persons of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of Trust or by a "vote of a majority of the outstanding shares" of the Portfolio.

13. Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of Trust and any other records the parties mutually agree shall be maintained by Manager on behalf of Trust are the property of Trust and shall be surrendered by Manager promptly on request by Trust; provided that Manager may at its own expense make and retain copies of any such records.

Trust shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Unitholder in a Portfolio as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

                                       B2-7

Manager shall prepare and furnish to Trust as to each Portfolio statistical data and other information in such form and at such intervals as Trust may reasonably request.

14. Non-Liability of Trustees and Unitholders. Any obligation of Trust hereunder shall be binding only upon the assets of Trust (or the applicable Portfolio thereof) and shall not be binding upon any Trustee, officer, employee, agent or Unitholder of Trust. Neither the authorization of any action by the Trustees or Unitholders of Trust nor the execution of this Agreement on behalf of Trust shall impose any liability upon any Trustee or any Unitholder.

15. Use of Manager's Name. Trust may use the name "SR&F Base Trust" and the Portfolio names listed in Schedule A or any other name derived from the name "Stein Roe & Farnham" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Trust will cease to use any name derived from the name "Stein Roe & Farnham" or otherwise connected with Manager, or with any organization which shall have succeeded to Manager's business as investment advisor.

16. References and Headings. In this Agreement and in any such amendment, references to this Agreement and all expressions such as "herein," "hereof," and "hereunder" shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

                                       B2-8

Dated: [           ], 2001
                                   SR&F BASE TRUST

Attest:                            By: ---------------------------
---------------------------------  Name:[           ]
Name:[           ]                 Title:[           ]
Title:[           ]
                                   STEIN ROE & FARNHAM INCORPORATED

Attest:                            By: ---------------------------
---------------------------------  Name:[           ]
Name:[           ]                 Title:[           ]
Title:[           ]

                                       B2-9

                                SR&F BASE TRUST
                              MANAGEMENT AGREEMENT
                                   SCHEDULE A

The Portfolios of SR&F Base Trust currently subject to this Agreement are as follows:

                                           EFFECTIVE       END OF
                                             DATE       INITIAL TERM
                                           ---------    ------------
SR&F Municipal Money Market Portfolio      [  /  /01]       [  ]
SR&F High Yield Portfolio                  [  /  /01]       [  ]
SR&F Growth & Income Portfolio             [  /  /01]       [  ]
SR&F Growth Investor Portfolio             [  /  /01]       [  ]
SR&F Balanced Portfolio                    [  /  /01]       [  ]
SR&F Growth Stock Portfolio                [  /  /01]       [  ]
SR&F Disciplined Stock Portfolio           [  /  /01]       [  ]
SR&F Intermediate Bond Portfolio           [  /  /01]       [  ]
SR&F Income Portfolio                      [  /  /01]       [  ]
SR&F High-Yield Municipals Portfolio       [  /  /01]       [  ]
SR&F Cash Reserves Portfolio               [  /  /01]       [  ]

Dated: [           ], 2001
                                   SR&F BASE TRUST

Attest: ------------------------   By: ---------------------------
                                      [           ]
                                   STEIN ROE & FARNHAM INCORPORATED

Attest: ------------------------   By: ---------------------------
                                      [           ]

                                      B2-10

                                SR&F BASE TRUST
                              MANAGEMENT AGREEMENT
                                   SCHEDULE B

Compensation pursuant to Section 7 of the SR&F Base Trust Management Agreement shall be calculated in accordance with the following schedule(s):

SR&F Municipal Money Market Portfolio  0.250% of average net assets
SR&F High Yield Portfolio              0.500% on first $500 million,
                                       0.475% thereafter
SR&F Growth & Income Portfolio         0.60% up to $500 million,
                                       0.55% next $500 million,
                                       0.50% thereafter
SR&F Growth Investor Portfolio         0.60% up to $500 million,
                                       0.55% next $500 million,
                                       0.50% thereafter
SR&F Balanced Portfolio                0.55% up to $500 million,
                                       0.50% next $500 million,
                                       0.45% thereafter
SR&F Growth Stock Portfolio            0.60% up to $500 million,
                                       0.55% next $500 million,
                                       0.50% thereafter
SR&F Disciplined Stock Portfolio       0.75% up to $500 million,
                                       0.70% next $500 million,
                                       0.65% next $500 million,
                                       0.60% thereafter
SR&F Intermediate Bond Portfolio       0.35% of average net assets
SR&F Income Portfolio                  0.50% up to $100 million,
                                       0.475% thereafter
SR&F High-Yield Municipals Portfolio   0.450% up to $100 million,
                                       0.425% next $100 million,
                                       0.400% thereafter
SR&F Cash Reserves Portfolio           0.250% up to $500 million
                                       0.225% thereafter

                                      B2-11

Dated: [           ], 2001
                                   SR&F BASE TRUST

Attest: ------------------------   By: ---------------------------
                                      [           ]
                                   STEIN ROE & FARNHAM INCORPORATED

Attest: ------------------------   By: ---------------------------
                                      [           ]

                                      B2-12

[FOR STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY WITH STEIN ROE & FARNHAM INCORPORATED ON BEHALF OF LIBERTY FLOATING RATE FUND AND LIBERTY - STEIN ROE INSTITUTIONAL FLOATING RATE INCOME FUND]

[FOR SR&F BASE TRUST WITH NEWPORT FUND MANAGEMENT, INC. ON BEHALF OF STEIN ROE INTERNATIONAL FUND]

                              MANAGEMENT AGREEMENT

[       ], a [       ] under the Investment Company Act of 1940 ("1940 Act") as
a [       ] management investment company ("[LLC/Trust]"), hereby appoints
[       ], a [       ] corporation registered under the Investment Advisers Act
of 1940 as an investment adviser, of [       ,       ] ("Manager"), to furnish
investment advisory and portfolio management services with respect to its assets represented by the shares of beneficial interest [issued to SR&F International
Portfolio (the "Portfolio")]. [       ] and Manager hereby agree that:

1. Investment Management Services. Manager shall manage the investment operations of [LLC/Trust] [and Portfolio], subject to the terms of this Agreement and to the supervision and control of [LLC's/Trust's Board of Managers/Trustees] ("Board/Trustees"). Manager agrees to perform, or arrange for the performance of, the following services [for/with respect to]
[LLC/Portfolio]:

(a) to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

(b) to formulate and maintain a continuing investment program in a manner consistent with and subject to (i) [LLC/Trust]'s [operating agreement/agreement and declaration of trust and bylaws]; (ii) [LLC/Portfolio]'s investment objectives, policies, and restrictions as set forth in written documents furnished by the [LLC/Trust] to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to [LLC/Portfolio and Trust]; and (iv) any other written limits or directions furnished by the [Board/Trustees] to Manager;

(c) unless otherwise directed by the [Board/Trustees], to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by [LLC/Portfolio], and to

                                      B2-13
implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

(d) to use reasonable efforts to manage [LLC/Portfolio] so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

(e) to make recommendations as to the manner in which voting rights, rights to consent to [LLC/Trust or Portfolio] action, and any other rights pertaining to [LLC/Trust or the Portfolio] shall be exercised;

(f) to make available to [LLC/Trust] promptly upon request all of [LLC/Portfolio]'s records and ledgers and any reports or information reasonably requested by [LLC/Trust]; and

(g) to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

Except as otherwise instructed from time to time by the [Board/Trustees], with respect to execution of transactions for [LLC LLC/Trust on behalf of the Portfolio], Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparties or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell [portfolio/Portfolio] securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

[LLC/Trust] hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for [its account/the account of the Portfolio] account to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. [LLC/Trust] hereby consents to the

                                      B2-14
retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for [LLC/Trust or Portfolio] in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to [LLC/Trust, the Portfolio] and Manager's other customers.

Manager shall for all purposes be deemed to be an independent contractor and not an agent of [LLC/Trust] and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent [LLC/Trust] in any way.

2. Administrative Services. Manager shall supervise the business and affairs of [LLC/Trust and Portfolio] and shall provide such services and facilities as may be required for effective administration of [LLC/Trust and Portfolio] as are not provided by employees or other agents engaged by [LLC/Trust]; provided that Manager shall not have any obligation to provide under this Agreement any such services which are the subject of a separate agreement or arrangement between [LLC/Trust] and Manager, any affiliate of Manager, or any third party administrator ("Administrative Agreements").

3. Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations and upon receipt of written approval of the [Board/Trustees], make use of (i) its affiliated companies and their directors, managers, trustees, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

4. Expenses Borne by [LLC/Trust]. Except to the extent expressly assumed by Manager herein or under a separate agreement between [LLC/Trust] and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or

                                      B2-15
expenses incidental to the organization, operations or business of [LLC/Trust]. Without limitation, such costs and expenses shall include but not be limited to:

(a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

(b) all charges for equipment or services used for obtaining price quotations or for communication between Manager or [LLC/Trust] and the custodian, transfer agent or any other agent selected by [LLC/Trust];

(c) all charges for administrative and accounting services provided to [LLC/Trust] by Manager, or any other provider of such services;

(d) all charges for services of [LLC/Trust]'s independent auditors and for services to [LLC/Trust] by legal counsel;

(e) all compensation of [Board/Trustees], other than those affiliated with Manager, all expenses incurred in connection with their services to [LLC/Trust], and all expenses of meetings of the [Board/Trustees] or committees thereof;

(f) all expenses incidental to holding meetings of holders of units of interest in the [LLC/Trust] ("Unitholders"), including printing and of supplying each record-date Unitholder with notice and proxy solicitation material, and all other proxy solicitation expense;

(g) all expenses of printing of annual or more frequent revisions of [LLC/Trust] prospectus(es) and of supplying each then-existing Unitholder with a copy of a revised prospectus;

(h) all expenses related to preparing and transmitting certificates representing [LLC/Trust] shares;

(i) all expenses of bond and insurance coverage required by law or deemed advisable by the [Board/Board of Trustees];

(j) all brokers' commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

(k) all taxes and governmental fees payable to federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

                                      B2-16

(l) all expenses of registering and maintaining the registration of [LLC/Trust] under the 1940 Act and, to the extent no exemption is available, expenses of registering [LLC/Trust]'s shares under the 1933 Act, of qualifying and maintaining qualification of [LLC/Trust] and [its/Trust's] shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of [LLC/Trust] under all other laws applicable to [LLC/Trust] or its business activities;

(m) all interest on indebtedness, if any, incurred by [LLC/Trust or Portfolio]; and

(n) all fees, dues and other expenses incurred by [LLC/Trust] in connection with membership of [LLC/Trust] in any trade association or other investment company organization.

5. Allocation of Expenses Borne by [LLC/Trust]. Any expenses borne by [LLC/Trust] that are attributable solely to the organization, operation or business of [LLC/Portfolio] shall be paid solely out of [LLC/Portfolio]'s assets. [Any expense borne by Trust which is not solely attributable to Portfolio, nor solely to any other series of shares of Trust, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Trustees.]

6. Expenses Borne by Manager. Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. Manager shall pay all expenses of establishing, maintaining, and servicing the accounts of Unitholders [in the Portfolio] However, Manager shall not be required to pay or provide any credit for services provided by [LLC/Trust]'s custodian or other agents without additional cost to [LLC/Trust].

In the event that Manager pays or assumes any expenses of [LLC/Trust or Portfolio] not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to [LLC/Trust or Portfolio] under any separate agreement or arrangement between the parties.


7. Management Fee. For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, [LLC/Trust] shall pay to Manager [an annual fee of 0.45%] [out of the assets of the


                                      B2-17

Portfolio fees at the annual rate of 0.85%] of the average net assets of [LLC/Portfolio]. [For the Portfolio] The management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of [LLC/Portfolio], determined in the manner established by the [Board/Board of Trustees], as of the close of business on the last preceding business day on which [LLC/Portfolio]'s net asset value was determined.

8. Retention of Sub-Adviser. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisers at Manager's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to [LLC/Trust and Portfolio]. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to [LLC/Trust and Portfolio] for all acts or omissions of any sub-adviser in connection with the performance of Manager's duties hereunder.

9. Non-Exclusivity. The services of Manager to [LLC/Trust] hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

10. Standard of Care. Neither Manager, nor any of its directors, officers, stockholders, agents or employees shall be liable to [LLC/Trust] or its Unitholders for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Manager of its duties under this Agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Manager's part or from reckless disregard by Manager of its obligations and duties under this Agreement.

11. Amendment. This Agreement may not be amended as to [LLC/Trust or Portfolio] without the affirmative votes (a) of a majority of the [Board/Board of Trustees], including a majority of those [Managers/Trustees] who are not "interested persons" of [LLC/Trust] or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a "majority of the outstanding shares" of [LLC/Trust] [or, with respect to an amendment affecting the Portfolio, a "majority of the outstanding shares" of the Portfolio]. The

                                      B2-18
terms "interested persons" and "vote of a majority of the outstanding shares" shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

12.  Effective Date and Termination. This Agreement shall become effective as
[       ]. This Agreement may be terminated at any time, without payment of any penalty, [as to the Portfolio] by the Board of [LLC/Trustees of the Trust], or by a vote of a majority of the outstanding shares of the Portfolio, upon at least sixty (60) days' written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days' written notice to [LLC/Trust]. This Agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act). Unless terminated as hereinbefore
provided, this Agreement shall continue in effect until               , and
thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those [Managers/Trustees] who are not interested persons of [Board/Trust] or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of [LLC/Trustees of the Trust] or by a "vote of a majority of the outstanding shares" of [LLC/Portfolio].

13. Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by [LLC/Trust] pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of [LLC/Trust] and any other records the parties mutually agree shall be maintained by Manager on behalf of [LLC/Trust] are the property of [LLC/Trust] and shall be surrendered by Manager promptly on request by [LLC/Trust]; provided that Manager may at its own expense make and retain copies of any such records.

[LLC/Trust] shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Unitholder in [LLC/Portfolio] as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

                                      B2-19

Manager shall prepare and furnish to [LLC/Trust] statistical data and other information in such form and at such intervals as [LLC/Trust] may reasonably request.

14. Non-Liability of [Board/Trustees] and Unitholders. Any obligation of [LLC/Trust] hereunder shall be binding only upon the assets of [LLC/Trust (or the applicable portfolio thereof)] and shall not be binding upon any [Manager/Trustee], officer, employee, agent or Unitholder of [LLC/Trust]. Neither the authorization of any action by the [Board/Trustees] or Unitholders of [LLC/Trust] nor the execution of this Agreement on behalf of [LLC/Trust] shall impose any liability upon any [Manager/Trustee] or any Unitholder.

15.  Use of Manager's Name. [       ] may use the name "[       ]" [and the
Portfolio name] or any other name derived from the name "[       ]" only for so
long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar
agreement shall no longer be in effect, [       ] will cease to use any name
derived from the name "[       ]" or otherwise connected with Manager, or with
any organization which shall have succeeded to Manager's business as investment adviser.

16. References and Headings. In this Agreement and in any such amendment, references to this Agreement and all expressions such as "herein," "hereof," and "hereunder" shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

                                      B2-20


Dated: [          , 2001]        [FUND]
Attest:                          By:
-----------------------------    -----------------------------
[               ]                [               ]
Attest:                          [ADVISOR]
-----------------------------    By:
[               ]                -----------------------------
                                 [               ]

                                      B2-21

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                                                     APPENDIX B3

                        FORMS OF SUB-ADVISORY AGREEMENT

[FOR STEIN ROE BALANCED FUND ON BEHALF OF SR&F BALANCED PORTFOLIO; FOR STEIN ROE GLOBAL THEMATIC EQUITY FUND AND FOR STEIN ROE EUROPEAN THEMATIC EQUITY FUND WITH NORDEA SECURITIES, INC.]

                             SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT, dated this [  ] day of [         ], 2001, among STEIN
ROE & FARNHAM INCORPORATED, a Delaware corporation (the "Adviser"), NORDEA SECURITIES, INC. (formerly UNIBANK SECURITIES, INC.), d/b/a "NORDEA INVESTMENT MANAGEMENT," a company incorporated under the laws of the State of Delaware (the "Sub-Adviser") and [LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST/SR&F BASE TRUST (the "Trust"), on behalf of Stein Roe Global/European Thematic Equity Fund (the "Fund")/SR&F Balanced Portfolio (the "Portfolio")].

                                  WITNESSETH:

WHEREAS, the Adviser provides the [Fund/Portfolio], a series of the Trust, an open-end investment company registered under the Investment Company Act of 1940,
as amended (the "1940 Act"), [and a master fund into which the          (the
"Fund") invests all of its assets as part of a master fund/feeder fund structure,] business services pursuant to the terms and conditions of an
investment advisory agreement dated [         ], 2001, as amended, (the
"Advisory Agreement") between the Adviser and the Trust, on behalf of the [Fund/Portfolio]; and

WHEREAS, the Sub-Adviser is willing to provide services to the Adviser [with respect to the Fund's assets invested in the Portfolio] [in the Fund] on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. DUTIES OF THE SUB-ADVISER. Subject to the supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser will: (a) manage the investment of [a portion of] the assets of the Portfolio[, as determined by the Adviser,] in accordance with the Fund's [and Portfolio]'s investment objectives, policies and limitations as stated in the

                                       B3-1

Fund's then current Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement"), and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the [Fund/Portfolio]; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the [Fund/Portfolio]; and (e) report results to the Board of Trustees of the Trust. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning the [Fund/Portfolio], its funds available, or to become available, for investment and generally as to the conditions of the [Fund/Portfolio]'s affairs.

Should the Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets of the [Fund/Portfolio] shall be purchased or sold and what portion, if any, of the [Fund/Portfolio]'s assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what assets of the [Fund/Portfolio] shall be purchased or sold or held uninvested, prior to the implementation thereof.

2. CERTAIN INFORMATION TO THE SUB-ADVISER. Copies of the Prospectus and the Statement have been delivered to the Sub-Adviser. The Adviser agrees to notify the Sub-Adviser of each change in the investment policies of the Fund [and Portfolio] and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus and the Statement. In addition, the Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Adviser copies of all amendments thereto.

                                       B3-2

3. EXECUTION OF CERTAIN DOCUMENTS. Subject to any other written instructions of the Adviser and the Trustees of the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the [Fund/Portfolio].

4. REPORTS. The Sub-Adviser shall furnish to the Trustees of the Trust or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund [and Portfolio], as required by applicable law or as otherwise requested from time to time by the Trustees of the Trust or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Adviser, as appropriate, may request from time to time.

5. COMPENSATION OF THE SUB-ADVISER. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation, computed and paid monthly in arrears in U.S. dollars, at an annual rate of [ ]% of the average daily net asset value of the portion of the [Fund/Portfolio]'s assets [under management by the Sub-Adviser]. If the Sub-Adviser shall serve for less than the whole of any month, the compensation payable to the Sub-Adviser with respect to the [Fund/Portfolio] will be prorated. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor the [Fund/Portfolio] shall be liable to the Sub-Adviser for the compensation of the Sub-Adviser. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement.

6. LIMITATION OF LIABILITY OF THE SUB-ADVISER. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the [Fund/Portfolio], except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the [Fund/Portfolio], may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the [Fund/Portfolio].

                                       B3-3

7. ACTIVITIES OF THE SUB-ADVISER. The services of the Sub-Adviser to the [Fund/Portfolio] are not deemed to be exclusive, the Sub-Adviser being free to render investment advisory and/or other services to others.

8. COVENANTS OF THE SUB-ADVISER. The Sub-Adviser agrees that it (a) will not deal with itself, "affiliated persons" of the Sub-Adviser, the Trustees of the Trust or the [Fund/Portfolio]'s distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the [Fund/Portfolio], except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, and except in accordance with Rule 17e-1 procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current Prospectus and Statement relative to the Sub-Adviser and its trustees, officers, employees and affiliates.

9. REPRESENTATIONS, WARRANTIES AND ADDITIONAL AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

(a) It (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (the "Advisers Act"), is authorized to undertake investment business in the U.S. and is registered under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser in writing of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Adviser in writing of any change of control of the Sub-Adviser or any parent of the Sub-Adviser resulting in an "assignment" of this Agreement.

                                       B3-4

(b) It will maintain, keep current and preserve on behalf of the [Fund/Portfolio], in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Adviser for the Fund [and Portfolio] as may be reasonably requested by the Adviser or the Fund [or Portfolio] from time to time. The Sub-Adviser agrees that such records are the property of the Fund [and Portfolio], and will be surrendered to the Fund [or Portfolio] promptly upon request.

(c) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Adviser will provide the Trust and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Adviser certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

(d) It has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the "SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser and the Trust.

10. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective on the date first above written and shall govern the relations between
the parties hereto thereafter, and shall remain in force until [              ]
and from year to year thereafter but only so long as its continuance is "specifically approved at least annually" by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund. This Agreement may be terminated at any time without penalty on sixty days' written notice to the Sub-Adviser by vote of the Board of Trustees of the Trust, by "vote of a majority of the outstanding voting securities" of the Fund, or by the Adviser. This Agreement also may be terminated at any time without penalty by the Sub-Advisor on ninety days' written notice to the Adviser and Trust. This Agreement shall automatically terminate in the event of

                                       B3-5
its "assignment" or in the event that the Advisory Agreement shall have terminated for any reason.

11. AMENDMENTS TO THIS AGREEMENT. This Agreement may be amended in accordance with the 1940 Act.

12. CERTAIN DEFINITIONS. The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "control", "affiliated persons" and "interested person", when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

13.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE
INFORMATION. All representations and warranties made by the Sub-Adviser pursuant to Section 9 hereof shall survive for the duration of this Agreement and the Sub-Adviser shall immediately notify, but in no event later than five
(5) business days, the Adviser in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

14. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Adviser's Secretary in the case of the Sub-Adviser, the Adviser's General Counsel in the case of the Adviser, and the Trust's Secretary in the case of the [Fund/Portfolio], or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the

                                       B3-6
undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

STEIN ROE & FARNHAM INCORPORATED

By:
   ------------------------------------
Name:
Title:

NORDEA SECURITIES, INC.

By:
   ------------------------------------
Name:
Title:

By:
   ------------------------------------
Name:
Title:

[LIBERTY - STEIN ROE FUNDS INVESTMENT TRUST/SR&F BASE TRUST] [on behalf of
              ]

By:
   ------------------------------------
Name:
Title:

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                                       B3-7

[FOR STEIN ROE ASIA PACIFIC FUND WITH NEWPORT PACIFIC MANAGEMENT, INC.]

                           LIBERTY - STEIN ROE FUNDS
                                INVESTMENT TRUST

                           NEWPORT PACIFIC MANAGEMENT
                             SUB-ADVISORY AGREEMENT

AGREEMENT dated as of             , 2001, among LIBERTY - STEIN ROE FUNDS
INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), with respect to STEIN ROE ASIA PACIFIC FUND (the "Fund"), STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation ("Adviser"), and NEWPORT PACIFIC MANAGEMENT, INC., a California corporation (the "Sub-Adviser").

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Sub-Adviser will manage the investment of the assets of the Fund in accordance with its investment objective, policies and limitations set forth in the Trust's prospectus and statement of additional information, as amended from time to time, and will perform the other services herein set forth, subject to the supervision of the Adviser and the Board of Trustees of the Trust.

2. In carrying out its investment management obligations, the Sub-Adviser shall:

(a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable;

(b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in the Trust's prospectus and statement of additional information; and

(c)  report results to the Adviser and to the Board of Trustees.

3. The Sub-Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Adviser shall pay the Sub-Adviser a monthly fee at the annual rate of 0.55% of the average daily net assets of the Fund for managing the investment of the assets of the Fund as provided in paragraph 1


                                       B3-8
above. Such fee shall be paid in arrears on or before the 10th day of the next following calendar month.

5.  This Agreement shall become effective on the date first written above, and
(a) unless otherwise terminated, shall continue until [         ], and from year
to year thereafter so long as approved annually in accordance with the 1940 Act;
(b) may be terminated without penalty on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Sub-Adviser on sixty days' written notice to the Trust.

6.  This Agreement may be amended in accordance with the 1940 Act.

7. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

8. In the absence of willful misfeasance, bad faith and gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of or connection with rendering services hereunder.

9. The Fund may use the name "Newport," or any other name derived from that name, only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization that shall have succeeded to the business of the Sub-Adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or each such other similar successor organization agreement shall no longer be in effect, the Fund will cease to use any name derived from the name "Newport," any name similar thereto, or any other name indicating that it is advised by or otherwise connected with the Sub-Adviser, or with any organization which shall have succeeded to the Sub-Adviser's business as an investment adviser.

                                       B3-9

10. The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Fund. The Sub-Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders of the Fund, nor from the Trustees or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

STEIN ROE ASIA PACIFIC FUND
BY: LIBERTY - STEIN ROE FUNDS INVESTMENT TRUST

BY:
    ------------------------------------
Name:
Title:

NEWPORT PACIFIC MANAGEMENT, INC.

BY:
    ------------------------------------
Name:
Title:

STEIN ROE & FARNHAM INCORPORATED

BY:
    ------------------------------------
Name:
Title:

                                      B3-10

                                                                      APPENDIX C

      CERTAIN OTHER MUTUAL FUNDS ADVISED BY THE ADVISORS AND SUB-ADVISORS

The Advisors and Sub-Advisors act as investment advisors or sub-advisors to the following other mutual funds that have investment objectives similar to the Funds', for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.


LIBERTY -- STEIN ROE INSTITUTIONAL FLOATING RATE INCOME FUND


LIBERTY FLOATING RATE FUND


--------------------------------------------------------------------------------
-------
                                     NET ASSETS OF
ADVISOR'S
                                     OTHER FUNDS AT
RELATIONSHIP TO
                  OTHER FUND(S)         MAY 31,                          OTHER
FUND
ADVISOR OR             WITH               2001
(ADVISOR OR
SUB-ADVISOR     SIMILAR OBJECTIVES   (IN THOUSANDS)      FEE RATE
SUB-ADVISOR)
--------------------------------------------------------------------------------
-------
 Stein Roe      Liberty Floating        $228,500           0.45%         Advisor
                Rate Advantage
                Fund
--------------------------------------------------------------------------------
-------


STEIN ROE CASH RESERVES FUND


--------------------------------------------------------------------------------
-------
                                     NET ASSETS OF
ADVISOR'S
                                     OTHER FUNDS AT
RELATIONSHIP TO
                  OTHER FUND(S)         MAY 31,                          OTHER
FUND
ADVISOR OR             WITH               2001
(ADVISOR OR
SUB-ADVISOR     SIMILAR OBJECTIVES   (IN THOUSANDS)      FEE RATE
SUB-ADVISOR)
--------------------------------------------------------------------------------
-------
 Stein Roe      Liberty Money           $264,400       0.250% up to      Advisor
                Market Fund                            $500 million;
                                                       0.225% on
                                                       next $500
                                                       million;
                                                       0.200%
                                                       thereafter
                                                       [As a feeder
                                                       fund of SR&F
                                                       Cash Reserves
                                                       Portfolio]
--------------------------------------------------------------------------------
-------

STEIN ROE MUNICIPAL MONEY MARKET FUND


--------------------------------------------------------------------------------
-------
                                     NET ASSETS OF
ADVISOR'S
                                     OTHER FUNDS AT
RELATIONSHIP TO
                  OTHER FUND(S)         MAY 31,                          OTHER
FUND
ADVISOR OR             WITH               2001
(ADVISOR OR
SUB-ADVISOR     SIMILAR OBJECTIVES   (IN THOUSANDS)      FEE RATE
SUB-ADVISOR)
--------------------------------------------------------------------------------
-------
 Stein Roe      Liberty Municipal       $13,200        0.250% [As a      Advisor
                Money Market Fund                      feeder fund
                                                       of SR&F
                                                       Municipal
                                                       Money Market
                                                       Portfolio]
--------------------------------------------------------------------------------
-------


STEIN ROE SMALL COMPANY GROWTH FUND


--------------------------------------------------------------------------------
-------
                                     NET ASSETS OF
ADVISOR'S
                                     OTHER FUNDS AT
RELATIONSHIP TO
                  OTHER FUND(S)         MAY 31,                          OTHER
FUND
ADVISOR OR             WITH               2001
(ADVISOR OR
SUB-ADVISOR     SIMILAR OBJECTIVES   (IN THOUSANDS)     FEE RATE(1)
SUB-ADVISOR)
--------------------------------------------------------------------------------
-------
 Stein Roe      Investors Mark           $4,084        Advisory fee    Sub-
Advisor
                Series Fund,                           is 0.95%;
                Inc. -- Small Cap                      Sub-Advisory
                Equity Portfolio                       fee is 0.55%
--------------------------------------------------------------------------------
-------


STEIN ROE GROWTH STOCK FUND


--------------------------------------------------------------------------------
-------
                                     NET ASSETS OF
ADVISOR'S
                                     OTHER FUNDS AT
RELATIONSHIP TO
                  OTHER FUND(S)         MAY 31,                          OTHER
FUND
ADVISOR OR             WITH               2001
(ADVISOR OR
SUB-ADVISOR     SIMILAR OBJECTIVES   (IN THOUSANDS)     FEE RATE(2)
SUB-ADVISOR)
--------------------------------------------------------------------------------
-------
 Stein Roe      Investors Mark           $5,291        Advisory fee    Sub-
Advisor
                Series Fund,                           is 0.80%;
                Inc. -- Large Cap                      Sub-Advisory
                Growth Portfolio                       fee is 0.45%
--------------------------------------------------------------------------------
-------

STEIN ROE INTERNATIONAL FUND


--------------------------------------------------------------------------------
-------
                                     NET ASSETS OF
ADVISOR'S
                                     OTHER FUNDS AT
RELATIONSHIP TO
                  OTHER FUND(S)         MAY 31,                          OTHER
FUND
ADVISOR OR             WITH               2001
(ADVISOR OR
SUB-ADVISOR     SIMILAR OBJECTIVES   (IN THOUSANDS)      FEE RATE
SUB-ADVISOR)
--------------------------------------------------------------------------------
-------
 Newport        Liberty Newport         $62,100        0.75%; 0.70%      Advisor
                International                          in excess of
                Equity Fund                            $1 billion
--------------------------------------------------------------------------------
-------


STEIN ROE GLOBAL THEMATIC EQUITY FUND


--------------------------------------------------------------------------------
-------
                                     NET ASSETS OF
ADVISOR'S
                                     OTHER FUNDS AT
RELATIONSHIP TO
                  OTHER FUND(S)         MAY 31,                          OTHER
FUND
ADVISOR OR             WITH               2001
(ADVISOR OR
SUB-ADVISOR     SIMILAR OBJECTIVES   (IN THOUSANDS)      FEE RATE
SUB-ADVISOR)
--------------------------------------------------------------------------------
-------
 Nordea         UM International         $7,963        Advisory fee    Sub-
Advisor
                Equity Fund                            is 0.95%;
                                                       Sub-Advisory
                                                       fee is 0.60%
                                                       of the first
                                                       $200 million,
                                                       0.55% of the
                                                       next $100
                                                       million, and
                                                       0.50% of
                                                       assets in
                                                       excess of
                                                       $300 million
--------------------------------------------------------------------------------
-------
                UM International        $15,319        Advisory fee    Sub-
Advisor
                Small Cap Equity                       is 1.15%;
                Fund                                   Sub-Advisory
                                                       fee is 0.80%
                                                       of the first
                                                       $200 million,
                                                       0.75% of the
                                                       next $100
                                                       million, and
                                                       0.70% of
                                                       assets in
                                                       excess of
                                                       $300 million
--------------------------------------------------------------------------------
-------



 (1)The Fund's Advisor has agreed to pay the expenses of the Portfolio until April 30, 2002 so that total expenses do not exceed 1.05%. The Fund's Advisor may modify or terminate this arrangement at any time.



 (2)The Fund's Advisor has agreed to pay the expenses of the Portfolio until April 30, 2002 so that total expenses do not exceed 0.90%. The Fund's Advisor may modify or terminate this arrangement at any time.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                                                      APPENDIX D

                              BROKERAGE PRACTICES

The following is a summary of the brokerage practices of the Advisors and Sub-Advisors:


PORTFOLIO TRANSACTIONS [APPLIES TO ALL FUNDS EXCEPT STEIN ROE GLOBAL THEMATIC EQUITY FUND, STEIN ROE EUROPEAN THEMATIC EQUITY FUND AND THE PORTION OF THE ASSETS OF SR&F BALANCED PORTFOLIO MANAGED BY NORDEA SECURITIES, INC.]


Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients ("Clients"). Stein Roe and its affiliate Colonial Management Associates, Inc. ("Colonial") maintain a single, unified trading operation for trading equity securities. Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer.


Recognizing the value of these factors, Stein Roe may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

Stein Roe maintains and periodically updates a list of approved brokers and dealers which, in Stein Roe's judgment, are generally capable of providing best price and execution and are financially stable.



It is Stein Roe's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients (and, when feasible, Colonial clients), in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction.


Stein Roe places certain trades for the Funds through its affiliate AlphaTrade, Inc. ("ATI"). ATI is a wholly owned subsidiary of Colonial Management Associates, Inc. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Funds pay ATI a commission for these transactions. The Funds have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions. Certain of Stein Roe's officers also serve as officers, directors and/or employees of ATI.


CONSISTENT WITH THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST EXECUTION AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUNDS MAY DETERMINE, STEIN ROE MAY CONSIDER SALES OF SHARES OF EACH OF THE FUNDS AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.


              INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED
                             BY BROKERS AND DEALERS

Stein Roe engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services ("research products") from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, Stein Roe is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Stein Roe may engage in soft dollar transactions on trades for those Client accounts for which Stein Roe has the discretion to select the broker-dealers.

The ability to direct brokerage for a Client account belongs to the Client and not to Stein Roe. When a Client grants Stein Roe the discretion to select broker-dealers for Client trades, Stein Roe has a duty to seek the best combination of net price and execution. Stein Roe faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Stein Roe is able to use the soft dollar products in managing its Client accounts without paying cash ("hard dollars") for the product. This reduces Stein Roe's expenses.


Moreover, under a provision of the federal securities laws applicable to soft dollars, Stein Roe is not required to use the soft dollar product in managing those accounts that generate the trade. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult, if not impossible, to document, Stein Roe believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.



Stein Roe attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Stein Roe concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. Stein Roe may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.


Stein Roe acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and (ii) other products created by third parties that are supplied to Stein Roe through the broker-dealer firm executing the trade.

Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Stein Roe's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Stein Roe develops target levels of commission dollars on a firm-by-firm basis. Stein Roe attempts to direct trades to each firm to meet these targets.


Stein Roe also uses soft dollars to acquire products created by third parties that are supplied to Stein Roe through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include: (1) database services; (2) quotation, trading and news systems; (3) economic data and forecasting tools; (4) quantitative and technical analysis tools; (5) fundamental industry analysis; (6) fixed income security analysis; and (7) other specialized products, such as specialized economic consulting analyses.



Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.



Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Stein Roe evaluates each product to determine a cash ("hard dollars") value of the product to Stein Roe. Stein Roe then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Stein Roe. Stein Roe attempts to direct trades to each firm to meet these targets.



However, these targets are not binding commitments, and Stein Roe does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Stein Roe makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. Stein Roe will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. In the case of third party products, the third party is paid by the broker-dealer and not by Stein Roe. Stein Roe may enter into a contract with the third party vendor to use the product.


In certain cases, Stein Roe uses soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. As of the date of this Proxy Statement, Stein Roe acquires two mixed use products. These are (i) a fixed income security data service and (ii) a mutual fund performance ranking service. In each case, Stein Roe makes a good faith evaluation of the research and non-research uses of these services. Stein Roe pays the provider in cash ("hard dollars") for the non-research portion of its use of these products.



In certain cases, Stein Roe will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Stein Roe with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Stein Roe may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Stein Roe has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Stein Roe.



[STEIN ROE GLOBAL THEMATIC EQUITY FUND, STEIN ROE EUROPEAN THEMATIC EQUITY FUND AND THE PORTION OF THE ASSETS OF SR&F BALANCED PORTFOLIO MANAGED BY NORDEA SECURITIES, INC. ONLY]


PORTFOLIO TRANSACTIONS


Transactions on stock exchanges and other agency transactions for the accounts of the Funds involve the payment by the Funds of negotiated brokerage commissions. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission, markup or markdown. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.


In addition to selecting portfolio investments for the Funds, Nordea selects brokers or dealers to execute securities purchases and sales for the Funds' accounts. Nordea selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction.


Nordea's receipt of research services from brokers may sometimes be a factor in its selection of a broker that it believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is in many cases not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Nordea's expenses. Such services may be used by Nordea in managing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, purchases of shares of a Fund by customers of broker-dealers may be considered as a factor in the selection of broker-dealers to execute the Funds' securities transactions.

Nordea may cause a Fund to pay a broker-dealer that provides brokerage and research services to Nordea an amount of commission for effecting a securities transaction for that Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Nordea must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Nordea's overall responsibilities to the Fund and its other clients. Nordea's authority to cause a Fund to pay greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Nordea, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

                                                                      APPENDIX E


             COMPENSATION PAID BY A FUND TO ADVISOR AND AFFILIATES

                        FOR EACH FUND'S LAST FISCAL YEAR

                                ($ IN THOUSANDS)


--------------------------------------------------------------------------------
---------------------------------

     NET

   TRANSFER           NET

  AGENCY AND        FEES FOR
                                                                      NET
 SHAREHOLDER      PRICING AND
                                                     NET         ADMINISTRATIVE
  SERVICING       BOOKKEEPING
                                                  ADVISORY        FEES PAID TO
 FEES PAID TO   SERVICES PAID TO
                                                  FEE PAID         ADVISORS'
  ADVISORS'        ADVISORS'
NAME OF FUND                                     TO ADVISOR        AFFILIATES
  AFFILIATES       AFFILIATES
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe Cash Reserves Fund                      $1,212(a)         $1,325
     $878             $37
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe Income Fund (including Liberty
 Income Bond Fund, Class A)                         1,224(a)            340
      380              31
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe High Yield Fund (including Liberty
 High Yield Bond Fund, Class A)                        95(a)(b)          46
       48              25
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe Intermediate Bond Fund (including
 Liberty Intermediate Bond Fund, Class A)           1,449(a)            619
      601              34
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe Intermediate Municipals Fund               476(c)            208
      215              27
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe Municipal Money Market Fund                169(a)(d)         289
      182              27
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe Managed Municipals Fund                  1,923               563
      716              36
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe High Yield Municipals Fund
 (including Liberty High Income Municipals
 Fund, Class A)                                     1,162(a)            317
      392              30
--------------------------------------------------------------------------------
---------------------------------

 Liberty Midcap Growth Fund (including Stein
 Roe Midcap Growth Fund, Class S)                     382(e)             91
      149              25
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe Focus Fund (including Liberty
 Focus Fund, Class A)                                 519               104
      185              26
--------------------------------------------------------------------------------
---------------------------------

---------------------------------------------
-----------------------------------------------------
                                                                         NET
     PERCENTAGE OF
                                                                      BROKERAGE
      FUND'S TOTAL
                                                     NET           COMMISSIONS
ON       BROKERAGE
                                               DISTRIBUTION AND   FUND'S
PORTFOLIO     COMMISSIONS
                                               SERVICE (12b-1)      TRANSACTIONS
        PAID TO
                                                 FEES PAID TO     PAID TO
ADVISORS'     ADVISORS'
                                                  ADVISORS'           BROKERAGE
       BROKERAGE
NAME OF FUND                                      AFFILIATES         AFFILIATES
       AFFILIATES
---------------------------------------------
-----------------------------------------------------
 Stein Roe Cash Reserves Fund                         $0                 $0
            0%
--------------------------------------------------------------------------------
---------------------------------
 Stein Roe Income Fund (including Liberty
 Income Bond Fund, Class A)                            0                  0
            0
--------------------------------------------------------------------------------
---------------------------------
 Stein Roe High Yield Fund (including Liberty
 High Yield Bond Fund, Class A)                        0                  0
            0
--------------------------------------------------------------------------------
---------------------------------
 Stein Roe Intermediate Bond Fund (including
 Liberty Intermediate Bond Fund, Class A)              0                  0
            0
--------------------------------------------------------------------------------
---------------------------------
 Stein Roe Intermediate Municipals Fund                0                  0
            0
--------------------------------------------------------------------------------
---------------------------------
 Stein Roe Municipal Money Market Fund                 0                  0
            0
--------------------------------------------------------------------------------
---------------------------------
 Stein Roe Managed Municipals Fund                     0                  0
            0
--------------------------------------------------------------------------------
---------------------------------
 Stein Roe High Yield Municipals Fund
 (including Liberty High Income Municipals
 Fund, Class A)                                        0                  0
            0
--------------------------------------------------------------------------------
---------------------------------
 Liberty Midcap Growth Fund (including Stein
 Roe Midcap Growth Fund, Class S)                       (f)               6
            2
--------------------------------------------------------------------------------
---------------------------------
 Stein Roe Focus Fund (including Liberty
 Focus Fund, Class A)                                   (f)               3
            2
--------------------------------------------------------------------------------
---------------------------------


(a) This figure represents expenses allocated to the Fund from the master portfolio in which all its shares are invested.

(b) For the year-ended June 30, 2000, Stein Roe & Farnham Incorporated waived advisory fees of approximately $57,000.

(c) For the year-ended June 30, 2000, Stein Roe & Farnham Incorporated waived advisory fees of approximately $168,000.

(d) For the year-ended June 30, 2000, Stein Roe & Farnham Incorporated waived advisory fees of approximately $111,000.


(e)For the year-ended September 30, 2000, Stein Roe & Farnham Incorporated waived advisory fees of approximately $75,000.



(f)Rounds to less than one.

--------------------------------------------------------------------------------
---------------------------------

     NET

   TRANSFER           NET

  AGENCY AND        FEES FOR
                                                                      NET
 SHAREHOLDER      PRICING AND
                                                     NET         ADMINISTRATIVE
  SERVICING       BOOKKEEPING
                                                  ADVISORY        FEES PAID TO
 FEES PAID TO   SERVICES PAID TO
                                                  FEE PAID         ADVISORS'
  ADVISORS'        ADVISORS'
NAME OF FUND                                     TO ADVISOR        AFFILIATES
  AFFILIATES       AFFILIATES
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe Small Company Growth Fund
 (including Liberty Small Company Growth
 Fund, Class A)                                    $   99(d)         $   36
    $   59            $25
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe Capital Opportunities Fund
 (including Liberty Capital Opportunities
 Fund, Class A)                                     4,023               799
     1,294             37
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe Global Thematic Equity Fund                   (c)               (c)
          (c)            (c)
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe European Thematic Equity Fund                 (c)               (c)
          (c)            (c)
--------------------------------------------------------------------------------
---------------------------------

 Liberty Growth Investor Fund (including
 Stein Roe Growth Investor Fund, Class S)               0(a)(e)          38
        61             25
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe Balanced Fund                            1,335(a)            364
       565             30
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe International Fund                       1,060(a)            188
       282             27
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe Asia Pacific Fund                            0(k)              0(k)
        11             25
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe Growth Stock Fund                        5,819(a)          1,423
     2,404             50
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe Young Investor Fund                      6,314(a)          1,919
     3,201             52
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe Institutional Client High Yield
 Fund                                                  15(a)(j)          81
        27             25
--------------------------------------------------------------------------------
---------------------------------

 Liberty Young Investor Fund                          621(a)(h)         284
       654             27
--------------------------------------------------------------------------------
---------------------------------

 Liberty Growth Stock Fund                          4,413(a)          1,146
     2,346             44
--------------------------------------------------------------------------------
---------------------------------

---------------------------------------------
-----------------------------------------------------
                                                                         NET
     PERCENTAGE OF
                                                                      BROKERAGE
      FUND'S TOTAL
                                                     NET           COMMISSIONS
ON       BROKERAGE
                                               DISTRIBUTION AND   FUND'S
PORTFOLIO     COMMISSIONS
                                               SERVICE (12b-1)      TRANSACTIONS
        PAID TO
                                                 FEES PAID TO     PAID TO
ADVISORS'     ADVISORS'
                                                  ADVISORS'           BROKERAGE
       BROKERAGE
NAME OF FUND                                      AFFILIATES         AFFILIATES
       AFFILIATES
---------------------------------------------
-----------------------------------------------------
 Stein Roe Small Company Growth Fund
 (including Liberty Small Company Growth
 Fund, Class A)                                     $     (b)            $ 1
            %(b)
--------------------------------------------------------------------------------
---------------------------------
 Stein Roe Capital Opportunities Fund
 (including Liberty Capital Opportunities
 Fund, Class A)                                          0                26
           2
--------------------------------------------------------------------------------
---------------------------------
 Stein Roe Global Thematic Equity Fund                    (c)               (c)
             (c)
--------------------------------------------------------------------------------
---------------------------------
 Stein Roe European Thematic Equity Fund                  (c)               (c)
             (c)
--------------------------------------------------------------------------------
---------------------------------
 Liberty Growth Investor Fund (including
 Stein Roe Growth Investor Fund, Class S)               76(f)              0
           0
--------------------------------------------------------------------------------
---------------------------------
 Stein Roe Balanced Fund                                 0                 0
           0
--------------------------------------------------------------------------------
---------------------------------
 Stein Roe International Fund                            0                 0
           0
--------------------------------------------------------------------------------
---------------------------------
 Stein Roe Asia Pacific Fund                             0                 0
           0
--------------------------------------------------------------------------------
---------------------------------
 Stein Roe Growth Stock Fund                             0                 0
           0
--------------------------------------------------------------------------------
---------------------------------
 Stein Roe Young Investor Fund                           0                 0
           0
--------------------------------------------------------------------------------
---------------------------------
 Stein Roe Institutional Client High Yield
 Fund                                                    0                 0
           0
--------------------------------------------------------------------------------
---------------------------------
 Liberty Young Investor Fund                           432(i)              0
           0
--------------------------------------------------------------------------------
---------------------------------
 Liberty Growth Stock Fund                           7,139(g)              0
           0
--------------------------------------------------------------------------------
---------------------------------


(a) This figure represents expenses allocated to the Fund from the master portfolio in which all of the Fund's shares are invested.

(b) Rounds to less than one.

(c) The fund commenced operations on January 2, 2001.

(d) For the year-ended September 30, 2000, Stein Roe & Farnham Incorporated waived advisory fees of approximately $105,000.

(e) For the year-ended September 30, 2000, Stein Roe & Farnham Incorporated waived advisory fees and assumed other expenses of approximately $189,000.

(f) For the year-ended September 30, 2000, Liberty Funds Distributor, Inc. waived a portion of the class A distribution fee of approximately $1,000.

(g) For the year-ended September 30, 2000, Liberty Funds Distributor, Inc. waived a portion of the class A distribution fee of approximately $77,000.

(h) For the year-ended September 30, 2000, Stein Roe & Farnham Incorporated waived advisory fees of approximately $171,000.

(i) For the year-ended September 30, 2000, Liberty Funds Distributor, Inc. waived a portion of the class A distribution fee of approximately $71,000.

(j) For the year-ended September 30, 2000, Stein Roe & Farnham Incorporated waived advisory fees of approximately $258,000.

(k) For the year-ended September 30, 2000, Stein Roe & Farnham Incorporated waived advisory and admin. fees and assumed other expenses of approximately $91,000.

--------------------------------------------------------------------------------
---------------------------------

     NET

   TRANSFER           NET

  AGENCY AND        FEES FOR
                                                                      NET
 SHAREHOLDER      PRICING AND
                                                     NET         ADMINISTRATIVE
  SERVICING       BOOKKEEPING
                                                  ADVISORY        FEES PAID TO
 FEES PAID TO   SERVICES PAID TO
                                                  FEE PAID         ADVISORS'
  ADVISORS'        ADVISORS'
NAME OF FUND                                     TO ADVISOR        AFFILIATES
  AFFILIATES       AFFILIATES
--------------------------------------------------------------------------------
---------------------------------

 SR&F Cash Reserves Portfolio                      $ 1,943            $  0
    $   6             $44
--------------------------------------------------------------------------------
---------------------------------

 SR&F Municipal Money Market Portfolio                 316               0
        6              27
--------------------------------------------------------------------------------
---------------------------------

 SR&F High-Yield Municipals Portfolio                1,163               0
        6              30
--------------------------------------------------------------------------------
---------------------------------

 SR&F Intermediate Bond Portfolio                    1,451               0
        6              34
--------------------------------------------------------------------------------
---------------------------------

 SR&F Income Portfolio                               1,225               0
        6              30
--------------------------------------------------------------------------------
---------------------------------

 SR&F High Yield Portfolio                             424               0
        6              25
--------------------------------------------------------------------------------
---------------------------------

 SR&F International Portfolio                        1,062               0
        6              27
--------------------------------------------------------------------------------
---------------------------------

 SR&F Growth Investor Portfolio                      7,245               0
        6              56
--------------------------------------------------------------------------------
---------------------------------

 SR&F Balanced Portfolio                             1,336               0
        6              30
--------------------------------------------------------------------------------
---------------------------------

 SR&F Growth Stock Portfolio                        10,085               0
        6              70
--------------------------------------------------------------------------------
---------------------------------

 Liberty Floating Rate Fund                             63(a)(c)       195
      165              25
--------------------------------------------------------------------------------
---------------------------------

 Liberty-Stein Roe Institutional Floating
 Rate Income Fund                                      478(a)(b)       312
       78              28
--------------------------------------------------------------------------------
---------------------------------

 Stein Roe Floating Rate Limited Liability
  Company                                            1,137               0
        6              30
--------------------------------------------------------------------------------
---------------------------------

---------------------------------------------
-----------------------------------------------------
                                                                         NET
     PERCENTAGE OF
                                                                      BROKERAGE
      FUND'S TOTAL
                                                     NET           COMMISSIONS
ON       BROKERAGE
                                               DISTRIBUTION AND   FUND'S
PORTFOLIO     COMMISSIONS
                                               SERVICE (12b-1)      TRANSACTIONS
        PAID TO
                                                 FEES PAID TO     PAID TO
ADVISORS'     ADVISORS'
                                                  ADVISORS'           BROKERAGE
       BROKERAGE
NAME OF FUND                                      AFFILIATES         AFFILIATES
       AFFILIATES
---------------------------------------------
-----------------------------------------------------
 SR&F Cash Reserves Portfolio                       $   0                $ 0
           0%
--------------------------------------------------------------------------------
---------------------------------
 SR&F Municipal Money Market Portfolio                  0                  0
           0
--------------------------------------------------------------------------------
---------------------------------
 SR&F High-Yield Municipals Portfolio                   0                  0
           0
--------------------------------------------------------------------------------
---------------------------------
 SR&F Intermediate Bond Portfolio                       0                  0
           0
--------------------------------------------------------------------------------
---------------------------------
 SR&F Income Portfolio                                  0                  0
           0
--------------------------------------------------------------------------------
---------------------------------
 SR&F High Yield Portfolio                              0                  0
           0
--------------------------------------------------------------------------------
---------------------------------
 SR&F International Portfolio                           0                  4
           1
--------------------------------------------------------------------------------
---------------------------------
 SR&F Growth Investor Portfolio                         0                 63
           8
--------------------------------------------------------------------------------
---------------------------------
 SR&F Balanced Portfolio                                0                  2
           1
--------------------------------------------------------------------------------
---------------------------------
 SR&F Growth Stock Portfolio                            0                 45
           1
--------------------------------------------------------------------------------
---------------------------------
 Liberty Floating Rate Fund                           551                  0
           0
--------------------------------------------------------------------------------
---------------------------------
 Liberty-Stein Roe Institutional Floating
 Rate Income Fund                                       0                  0
           0
--------------------------------------------------------------------------------
---------------------------------
 Stein Roe Floating Rate Limited Liability
  Company                                               0                  0
           0
--------------------------------------------------------------------------------
---------------------------------


(a) This figure represents expenses allocated to the Fund from the master portfolio in which all of the Fund's shares are invested.


(b) For the year-ended August 31, 2000, Stein Roe & Farnham Incorporated waived fees of approximately $215,000.



(c) For the year-ended August 31, 2000, Stein Roe & Farnham Incorporated waived fees of approximately $381,000.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                                                      APPENDIX F

                    SHARES OUTSTANDING AND ENTITLED TO VOTE

For each class of the Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of July 16, 2001 was as follows:

                                              NUMBER OF SHARES OUTSTANDING PER
CLASS

------------------------------------------------
NAME OF FUND                                   A                B
C
------------                             --------------   --------------
--------------
Stein Roe Income Fund (Liberty Income
 Bond Fund, Class A)                            118.725
Stein Roe High Yield Fund (Liberty High
 Yield Bond Fund, Class A)                   11,433.812
Stein Roe Intermediate Bond Fund
 (Liberty Intermediate Bond Fund, Class
 A)                                       1,399,820.342
Stein Roe Intermediate Municipals Fund    1,152,585.461      597,133.526
84,674.418
Stein Roe High Yield Municipals Fund
 (Liberty High Income Municipals Fund,
 Class A)                                        94.750
Liberty Midcap Growth Fund (Stein Roe
 Midcap Growth Fund, Class S)                60,844.348      265,138.367
32,730.075
Stein Roe Focus Fund (Liberty Focus
 Fund, Class A)                                  84.578
Stein Roe Small Company Growth Fund
 (Liberty Small Company Growth Fund,
 Class A)                                       274.544
Stein Roe Capital Opportunities Fund
 (Liberty Capital Opportunities Fund,
 Class A)                                        62.881
Liberty Growth Investor Fund (Stein Roe
 Growth Investor Fund, Class S)             376,031.369    1,445,411.722
96,838.407
Liberty Young Investor Fund              10,116,253.043
Liberty Growth Stock Fund                10,820,262.847   46,450,690.544
4,347,342.449
Liberty Floating Rate Fund               13,889,785.203   19,392,369.230
18,432,368.545

                                            NUMBER OF SHARES OUTSTANDING PER
CLASS

--------------------------------------------
NAME OF FUND                                  K              S                Z
------------                             -----------   --------------
-------------
Stein Roe Income Fund (Liberty Income
 Bond Fund, Class A)                                   27,911,108.358
Stein Roe High Yield Fund (Liberty High
 Yield Bond Fund, Class A)                              2,789,283.500
Stein Roe Intermediate Bond Fund
 (Liberty Intermediate Bond Fund, Class
 A)                                                    58,953,861.659
Stein Roe Intermediate Municipals Fund                 11,700,256.350
Stein Roe High Yield Municipals Fund
 (Liberty High Income Municipals Fund,
 Class A)                                              20,182,721.542
Liberty Midcap Growth Fund (Stein Roe
 Midcap Growth Fund, Class S)                           3,877,143.463
65.909
Stein Roe Focus Fund (Liberty Focus
 Fund, Class A)                                         5,527,034.958
Stein Roe Small Company Growth Fund
 (Liberty Small Company Growth Fund,
 Class A)                                               2,003,801.914
Stein Roe Capital Opportunities Fund
 (Liberty Capital Opportunities Fund,
 Class A)                                              14,655,094.118
Liberty Growth Investor Fund (Stein Roe
 Growth Investor Fund, Class S)                         1,620,732.878
92.081
Liberty Young Investor Fund               40,691.657
Liberty Growth Stock Fund                247,291.257
Liberty Floating Rate Fund
1,141,223.934

NAME OF FUND                                        NUMBER OF OUTSTANDING SHARES
OF BENEFICIAL INTEREST
------------
---------------------------------------------------
Stein Roe Balanced Fund
         6,840,942.830
Stein Roe International Fund
         5,945,925.843
Stein Roe Asia Pacific Fund
           339,849.168
Stein Roe Young Investor Fund
        39,911,650.029
Stein Roe Growth Stock Fund
        19,977,811.793
Stein Roe European Thematic Equity Fund
           156,811.447
Stein Roe Global Thematic Equity Fund
           181,067.502
Stein Roe Cash Reserves Fund
       422,431,150.464
Stein Roe Municipal Money Market Fund
       106,791,771.231
Stein Roe Managed Municipals Fund
        50,821,479.071
Stein Roe Institutional Client High Yield Fund
         7,861,267.645
Liberty-Stein Roe Institutional Floating Rate Income
 Fund
        14,054,269.291
SR&F Balanced Portfolio
         6,840,942.830
SR&F Cash Reserves Portfolio
       706,073,956.065
SR&F Municipal Money Market Portfolio
       120,501,101.567
SR&F Growth Investor Portfolio
        51,689,327.607
SR&F Growth Stock Portfolio
        81,843,398.890
SR&F High-Yield Municipals Portfolio
        20,182,816.292
SR&F High Yield Portfolio
        10,661,984.957
SR&F Income Portfolio
        27,911,227.083
SR&F Intermediate Bond Portfolio
        60,353,682.001
SR&F International Portfolio
         5,945,925.843
Stein Roe Floating Rate Limited Liability Company
        66,910,016.203

                                              NET ASSET
                                           VALUE PER CLASS
                         ---------------------------------------------------
NAME OF FUND               A        B        C        K        S        Z
------------             ------   ------   ------   ------   ------   ------
Stein Roe Income Fund
  (Liberty Income Bond
  Fund, Class A)         $ 9.59   $        $        $        $ 9.58   $
Stein Roe High Yield
  Fund (Liberty High
  Yield Bond Fund,
  Class A)                 7.62                                7.63
Stein Roe Intermediate
  Bond Fund (Liberty
  Intermediate Bond
  Fund, Class A)           8.90                                8.89
Stein Roe Intermediate
  Municipals Fund         11.37    11.37    11.37             11.37
Stein Roe High-Yield
  Municipals Fund
  (Liberty High Income
  Municipals Fund,
  Class A)                11.16                               11.13
Liberty Midcap Growth
  Fund (Stein Roe
  Midcap Growth Fund,
  Class S)                10.79    10.72    10.70             10.81    10.79
Stein Roe Focus Fund
  (Liberty Focus Fund,
  Class A)                 9.67                                9.69
Stein Roe Small Company
  Growth Fund (Liberty
  Small Company Growth
  Fund, Class A)          12.69                               12.71
Stein Roe Capital
  Opportunities Fund
  (Liberty Capital
  Opportunities Fund,
  Class A)                22.71                               22.78
Liberty Growth Investor
  Fund (Stein Roe
  Growth Investor Fund,
  Class S)                 9.22     9.10     9.11              9.25     9.24
Liberty Young Investor
  Fund                    13.52                      13.58
Liberty Growth Stock
  Fund                    14.16    13.78    13.76    14.18

                                                      NET ASSET
                                                   VALUE FOR SHARES
NAME OF FUND                                    OF BENEFICIAL INTEREST
------------                                   ------------------------
Stein Roe International Fund                            $ 7.86
Stein Roe Young Investor Fund                            23.60
Stein Roe Institutional Client High Yield
  Fund                                                    7.46
Stein Roe Asia Pacific Fund                              11.93
Stein Roe Municipal Money Market Fund                     1.00
Stein Roe Balanced Fund                                  27.31
Stein Roe Growth Stock Fund                              33.57
Stein Roe Cash Reserves Fund                              1.00
Stein Roe Managed Municipals Fund                         9.03
Stein Roe European Thematic Equity Fund                   7.99
Stein Roe Global Thematic Equity Fund                     8.84


OWNERSHIP OF SHARES


As of July 16, 2001, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of the Fund and of the Trust as a whole. As of July 16, 2001, the following persons owned of record or beneficially 5% or more of the noted class of shares of the noted Fund:



                                     SHARES BENEFICIALLY   PERCENTAGE OF
OUTSTANDING
FUND AND CLASS                              OWNED            SHARES OF CLASS
OWNED
--------------                       -------------------
-------------------------
STEIN ROE INTERMEDIATE MUNICIPALS FUND
CLASS S
National Financial Service Corp....       641,824.302                5.49%
  Attn: Mutual Funds
  P.O. Box 3908
  Church Street Station
  New York, NY 10008-3908
Charles Schwab & Co. Inc...........     1,936,532.886               16.56%
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122

STEIN ROE INCOME FUND
CLASS S
Daily Valuation
  The Northern Trust Co.* .........    13,368,900.349               47.94%
  Mutual Liberty
  P.O. Box 92956
  Chicago, IL 60675

                                     SHARES BENEFICIALLY   PERCENTAGE OF
OUTSTANDING
FUND AND CLASS                              OWNED            SHARES OF CLASS
OWNED
--------------                       -------------------
-------------------------
Charles Schwab & Co. Inc...........     4,196,568.657               15.05%
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122

STEIN ROE INTERNATIONAL FUND
Daily Valuation
  The Northern Trust Co............     1,382,460.526               23.26%
  Mutual Liberty
  P.O. Box 92956
  Chicago, IL 60675
Priests of the Sacred Heart........       489,585.901                8.24%
  Investment Pool-Growth
  Attn: Fr. Brian McCallough
  Provincialate Offices
  P.O. Box 289
  Hales Corners, WI 53130-0289

STEIN ROE YOUNG INVESTOR FUND
Charles Schwab & Co. Inc...........     4,847,374.994               12.14%
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122

STEIN ROE HIGH YIELD FUND
CLASS S
Donaldson Lufkin Jenrette..........       349,360.209               12.53%
  Securities Corp. Inc.
  P.O. Box 2052
  Jersey City, NJ 07303-2052
Charles Schwab & Co. Inc...........       428,979.455               15.38%
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122

STEIN ROE INSTITUTIONAL CLIENT
HIGH YIELD FUND
National City Bank Trustee.........       462,119.536                5.88%
  Akron General Medical Center
  Defined Benefit Pension Trust
  C/O #61A240003
  P.O. Box 94984
  Cleveland, OH 44101-4984
John W. Anderson Foundation........       716,947.734                9.12%
  402 Wall Street
  Valparaiso, IN 46383-2562

                                     SHARES BENEFICIALLY   PERCENTAGE OF
OUTSTANDING
FUND AND CLASS                              OWNED            SHARES OF CLASS
OWNED
--------------                       -------------------
-------------------------
Covenant Benevolent Institution*...     3,184,794.160               40.51%
  5145 North California
  Chicago, IL 60625-3661
Firemans Annuity & Benefit Fund of
  Chicago*.........................     3,340,187.096               42.49%
  C/O Ken Kaczmarz
  1 North Franklin
  Suite 2550
  Chicago, IL 60606-3480

STEIN ROE MIDCAP GROWTH FUND
CLASS S
Charles Schwab & Co. Inc...........       993,333.295               25.62%
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122

STEIN ROE FOCUS FUND
CLASS S
Charles Schwab & Co. Inc...........     1,365,390.881               24.70%
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122

STEIN ROE ASIA PACIFIC FUND
Liberty Financial Companies,
  Inc.*............................       289,116.573               85.07%
  Attn: Michael Santilli
  600 Atlantic Avenue
  Federal Reserve Plaza
  Boston, MA 02210-2211

STEIN ROE INSTITUTIONAL FLOATING
RATE INCOME FUND
Citibank Trustee...................     2,293,946.074               16.32%
  Evangelical Covenant Church
  Retirement Plan
  5115 N. Francisco
  Suite 200
  Chicago, IL 60625-3611
John W. Anderson Foundation........       728,276.778                5.18%
  402 Wall Street
  Valparaiso, IN 46383-2562
Covenant Benevolent Institution....     1,862,119.243               13.25%
  5145 North California
  Chicago, IL 60625-3661

                                     SHARES BENEFICIALLY   PERCENTAGE OF
OUTSTANDING
FUND AND CLASS                              OWNED            SHARES OF CLASS
OWNED
--------------                       -------------------
-------------------------
The Firemans Annuity & Benefit Fund
  of Chicago.......................     1,844,572.924               13.12%
  1 North Franklin
  Suite 2500
  Chicago, IL 60606-3423
Milwaukee County Employees.........     1,797,772.112               12.79%
  Retirement System
  901 N. 9th Street, Room 210C
  Milwaukee, WI 53233-1425
Roy J. Carver Charitable Trust.....       889,678.135                6.33%
  202 Iowa
  Muscatine, IA 52761-3733
GFS Holding Inc....................     2,645,416.155               18.82%
  Suite 1228
  1105 North Market St.
  P.O. Box 8985
  Wilmington, DE 19899-8985
Methodist Childrens' Home..........       794,247.802                5.65%
  Endowment Fund
  C/O Mr. Joe Bailey
  1111 Herring Avenue
  Waco, TX 76708-3696

STEIN ROE SMALL COMPANY GROWTH FUND
CLASS S
Keyport Life Insurance Company.....       485,485.169               24.25%
  C/O Michelle Cote
  125 High Street
  Boston, MA 02110-2704
Charles Schwab & Co. Inc...........       499,601.071               24.95%
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122

STEIN ROE HIGH-YIELD MUNICIPALS FUND
CLASS S
Charles Schwab & Co. Inc...........     2,485,655.518               12.32%
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122

STEIN ROE BALANCED FUND
Charles Schwab & Co. Inc...........       609,167.399                8.90%
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122

                                     SHARES BENEFICIALLY   PERCENTAGE OF
OUTSTANDING
FUND AND CLASS                              OWNED            SHARES OF CLASS
OWNED
--------------                       -------------------
-------------------------
STEIN ROE GROWTH STOCK FUND
Salomon Smith Barney Inc...........     1,482,299.563                7.42%
  Attn: Matt Maestro
  333 West 34th Street 7th Floor
  Mutual Funds Department
  New York, NY 10001-2483
Charles Schwab & Co. Inc...........     2,171,130.961               10.87%
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122

STEIN ROE CAPITAL OPPORTUNITIES FUND
CLASS S
Charles Schwab & Co. Inc.*.........     3,783,624.183               25.80%
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122

STEIN ROE INTERMEDIATE BOND FUND
CLASS S
National Financial Service Corp....     5,624,028.102                9.55%
  Attn: Mutual Funds
  P.O. Box 3908
  Church Street Station
  New York, NY 10008-3908
Salomon Smith Barney Inc...........     6,219,610.096               10.57%
  Attn: Matt Maestro
  333 West 34th Street, 7th Floor
  Mutual Funds Department
  New York, NY 10001-2483
Charles Schwab & Co. Inc.*.........    16,635,611.595               28.26%
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122

STEIN ROE MANAGED MUNICIPALS FUND
Charles Schwab & Co. Inc...........     3,049,732.911                6.00%
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122

STEIN ROE EUROPEAN THEMATIC EQUITY FUND
Stein Roe & Farnham, Inc.*.........       150,000.000               95.66%
  c/o Pam Lyons
  One Financial Center
  13th Floor
  Boston, MA 02111

                                     SHARES BENEFICIALLY   PERCENTAGE OF
OUTSTANDING
FUND AND CLASS                              OWNED            SHARES OF CLASS
OWNED
--------------                       -------------------
-------------------------
STEIN ROE GLOBAL THEMATIC EQUITY FUND
National Financial Services LLC....        13,169,896                7.27%
  200 Liberty Street
  1 World Financial Center
  Attn: Mutual Funds Dept., 5th
    Floor
  New York, NY 10281-1003
Stein Roe & Farnham, Inc.*.........       150,000.000               82.84%
  c/o Pam Lyons
  One Financial Center
  13th Floor
  Boston, MA 02111

LIBERTY GROWTH STOCK FUND
CLASS C
Merrill Lynch Pierce Fenner &
  Smith............................       367,789.235                8.48%
  Attn: Fund Administration 97SE8
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL 32246-6484

LIBERTY GROWTH STOCK FUND
CLASS K
Smith Barney Corporate Trust Co....       165,648.726               66.99%
  Smith Barney 401(k) Advisor Group
    Trust
  Acct #9999
  Two Tower Center
  P.O. Box 1063
  East Brunswick, NJ 08816-1063

LIBERTY SMALL COMPANY GROWTH FUND
CLASS A
Colonial Management Associates.....            65.246               23.77%
  Attn: Finance Dept
  One Financial Center
  Boston, MA 02111-2621
Richard D. Samar...................           198.577               72.33%
  3411 School St
  White Hall, PA 18052-3224

LIBERTY YOUNG INVESTOR FUND
CLASS K
Liberty Financial Companies,
  Inc..............................        10,126.540               24.92%
  600 Atlantic Ave
  Federal Reserve Plaza
  Boston, MA 02210-2211

                                     SHARES BENEFICIALLY   PERCENTAGE OF
OUTSTANDING
FUND AND CLASS                              OWNED            SHARES OF CLASS
OWNED
--------------                       -------------------
-------------------------
A.G. Edwards & Sons Inc............         4,119.786               10.14%
  c/f Edward T. Crossen
  One North Jefferson
  St. Louis, MO 63103
A.G. Edwards & Sons Inc............         2,168.022                5.33%
  c/f Carol A. Kesmodel
  One North Jefferson
  St. Louis, MO 63103
Wells Fargo Investments LLC........         2,225.240                5.48%
  420 Montgomery St
  San Francisco, CA 94104-1298

LIBERTY INTERMEDIATE BOND FUND
CLASS A
FTC & Co...........................     1,357,189.548               96.95%
  Attn: Datalynx #022
  P.O. Box 173736
  Denver, CO 80217-3736

LIBERTY HIGH YIELD BOND FUND
CLASS A
Lehman Brothers Inc................         9,395.071               82.17%
  101 Hudson St., Fl 31
  Jersey City, NJ 07302-3915
Investors Bank & Trust IRA.........         1,916.128               16.76%
  Josephine M. Kollar
  158 E. Ford Ave
  Barberton, OH 44203-3210

LIBERTY CAPITAL OPPORTUNITIES FUND
CLASS A
Colonial Management Associates.....            30.456               48.43%
  Attn: Finance Dept
  One Financial Center
  Boston, MA 02111-2821
Investors Bank & Trust
  f/b/o Suzanne Clark Roth IRA.....            32.425               51.57%
  P.O. Box 108
  Avon, CO 81620-0108

LIBERTY FOCUS FUND
CLASS A
Colonial Management Associates.....            84.578                 100%
  Attn: Finance Dept
  One Financial Center
  Boston, MA 02111-2621

                                     SHARES BENEFICIALLY   PERCENTAGE OF
OUTSTANDING
FUND AND CLASS                              OWNED            SHARES OF CLASS
OWNED
--------------                       -------------------
-------------------------
LIBERTY INCOME BOND FUND
CLASS A
Colonial Management Associates.....           115.725               97.47%
  Attn: Finance Dept
  One Financial Center
  Boston, MA 02111-2621

LIBERTY HIGH INCOME MUNICIPALS FUND
CLASS A
Colonial Management Associates.....            94.750              100.00%
  Attn: Finance Dept
  One Financial Center
  Boston, MA 02111-2621

LIBERTY FLOATING RATE FUND
CLASS B
Merrill Lynch Pierce Fenner &
  Smith............................     1,275,213.491                6.60%
  Attn: Fund Administration #97425
  4800 Deer Lake Dr. E 2nd Fl.
  Jacksonville, FL 32246-6484

LIBERTY FLOATING RATE FUND
CLASS C
Merrill Lynch Pierce Fenner &
  Smith............................     1,413,398.036                7.76%
  Attn: Fund Administration #97425
  4800 Deer Lake Dr. E 2nd Fl.
  Jacksonville, FL 32246-6484

LIBERTY FLOATING RATE FUND
CLASS Z
Charles Schwab & Co. Inc...........       163,230.642               14.30%
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122

LIBERTY GROWTH INVESTOR FUND
CLASS A
Investors Bank & Trust Co. Trustee
  f/b/o The Paul R. Solomon PSRP...        20,270.666                5.35%
  75 Northrop Rd.
  Woodbridge, CT 06525-1723

                                     SHARES BENEFICIALLY   PERCENTAGE OF
OUTSTANDING
FUND AND CLASS                              OWNED            SHARES OF CLASS
OWNED
--------------                       -------------------
-------------------------
LIBERTY GROWTH INVESTOR FUND
CLASS Z
Colonial Management Associates,
  Inc..............................            92.081              100.00%
  Attn: Finance Dept
  One Financial Center
  Boston, MA 02111-2621

LIBERTY GROWTH INVESTOR FUND
CLASS C
NFSC f/b/o Gloria Forschirm........         6,535.132                6.75%
  4600 Waterfall Ct., Apt. 1A
  Owings Mills, MD 21117-4968
Merrill Lynch Pierce Fenner &
  Smith............................         8,597.531                8.88%
  Attn: Fund Administration
  4800 Deer Lake Dr. E 2nd Fl.
  Jacksonville, FL 32246-6484
Joseph P. Navarro Jr. Custodian....         5,106.086                5.27%
  4044 Cliffrose Ave.
  Moorpark, CA 93021-2907

STEIN ROE INTERMEDIATE MUNICIPALS
CLASS C
NFSC...............................        19,888.045               23.49%
  f/b/o Robert J. Morehead
  Dorothy L. Morehead
  721 McIntyre Rd.
  Minden, LA 71055-7146
Leone O'Ferrall & Angeline
  O'Ferrall Trustees...............         9,094.123               10.74%
  Leone & Angeline O'Ferrall
    Revocable Trust
  P.O. Box 145
  Gualala, CA 95445-0145
Dean Witter........................        11,143.513               13.16%
  f/b/o/ Kuo Shu Cheng
  P.O. Box 250 Church Street
    Station
  New York, NY 10008-0250
NFSC...............................         7,261.209                8.58%
  f/b/o Theresa J. Galier
  Route 1 Box 340
  Doddridge, AR 71834-9714
Merrill Lynch Pierce Fenner &
  Smith............................        20,968.076               24.76%
  Attn: Fund Administration #97RF9
  4800 Deer Lake Dr. E 2nd Fl.
  Jacksonville, FL 32246-6484

                                     SHARES BENEFICIALLY   PERCENTAGE OF
OUTSTANDING
FUND AND CLASS                              OWNED            SHARES OF CLASS
OWNED
--------------                       -------------------
-------------------------
STEIN ROE INTERMEDIATE MUNICIPALS
  CLASS A
Merrill Lynch Pierce Fenner &
  Smith............................        65,058.065                5.91%
  Attn: Fund Administration #97AX8
  4800 Deer Lake Dr. E 2nd Fl.
  Jacksonville, FL 32246-6484
Painewebber........................        91,912.060                7.98%
  f/b/o Margaret E. Diponio Trustee
  14800 Farmington Road #102
  Livonia, MI 48154-5464

LIBERTY MIDCAP GROWTH FUND
CLASS C
Investors Bank and Trust Co........         1,884.985                5.76%
  Esnet Management Group L.C.
  Daniel W. Campbell
  3483 N. Cottonwood Lane
  Provo, UT 84604
Investors Bank and Trust Co........         2,054.925                6.28%
  BOC International Inc.
  Brian M. Kilduff
  260 South St.
  Norwell, MA 02061
Investors Bank and Trust Co........         2,379.907                7.27%
  BOC International Inc.
  Patrick S. Fay
  6 Mary Knoll Drive
  Hingham, MA 02043
Merrill Lynch Pierce Fenner &
  Smith............................         4,141.003               12.65%
  Attn: Fund Administration
  4800 Deer Lake Dr. E 2nd Fl.
  Jacksonville, FL 32246-6484

LIBERTY MIDCAP GROWTH FUND
CLASS Z
Colonial Management Associates.....            65.909              100.00%
  Attn: Finance Dept.
  One Financial Center
  Boston, MA 02111-2621

                                     SHARES BENEFICIALLY   PERCENTAGE OF
OUTSTANDING
FUND AND CLASS                              OWNED            SHARES OF CLASS
OWNED
--------------                       -------------------
-------------------------
LIBERTY MIDCAP GROWTH FUND
CLASS A
Banc of America Investment
  Services.........................         3,709.199                6.10%
  P.O. Box 3701
  Investment Operations
  WA1-501-31-1
  Seattle, WA 96124-3701
Edward D. Jones & Co...............         5,200.594               15.89%
  P.O. Box 2500
  Maryland Heights, MO 63043-8500

LIBERTY MIDCAP GROWTH FUND
CLASS B
Painewebber........................        14,161.992                5.37%
  f/b/o Jerome Ducote
  2850 Edward Avenue
  Baton Rouge, LA 70808-1511



* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before the meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

Liberty Midcap Growth Fund (including Stein Roe Midcap Growth Fund, Class S) Stein Roe Focus Fund (including Liberty Focus Fund, Class A)
Stein Roe Capital Opportunities Fund (including Liberty Capital
 Opportunities Fund, Class A)
Stein Roe Small Company Growth Fund (including Liberty Small Company Growth
 Fund, Class A)
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH ITEM BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGEMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEM:

1. Proposal to approve a new investment advisory agreement. [Item 1 of the Notice.]

For               Against                 Abstain

[ ]                 [ ]                     [ ]

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT
                                                              [ ]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy.

                               Date
                                   --------------------------

---------------------------        --------------------------
Shareholder sign here              Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before the meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

Liberty Growth Investor Fund (including Stein Roe Growth Investor Fund, Class S) Stein Roe Growth Stock Fund
Stein Roe International Fund
Stein Roe Young Investor Fund
Stein Roe High Yield Fund (including Liberty High Yield Bond Fund, Class A) Stein Roe Intermediate Bond Fund (including Liberty Intermediate Bond Fund,
 Class A)
Stein Roe Cash Reserves Fund
Stein Roe Income Fund (including Liberty Income Bond Fund, Class A)
Stein Roe Municipal Money Market Fund
Stein Roe High-Yield Municipals Fund (including Liberty High Income Municipals
 Fund, Class A)
Liberty Young Investor Fund
Liberty Growth Stock Fund
Stein Roe Institutional Client High Yield Fund
Liberty-Stein Roe Institutional Floating Rate Income Fund
Liberty Floating Rate Fund

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH ITEM BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGEMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEM:

1. Proposal to approve a new portfolio management agreement. [Item 2 of the Notice.]

For               Against                 Abstain

[ ]                 [ ]                     [ ]

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT
                                                              [ ]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy.

                               Date
                                   --------------------------

---------------------------        --------------------------
Shareholder sign here              Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before the meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

Stein Roe Asia Pacific Fund
Stein Roe Global Thematic Equity Fund
Stein Roe European Thematic Equity Fund

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH ITEM BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGEMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS:

1. Proposal to approve a new investment advisory agreement.
   [Item 1 of the Notice.]

For               Against                 Abstain

[ ]                 [ ]                     [ ]

2. Proposal to approve a new sub-advisory agreement.
   [Item 3 of the Notice.]

For               Against                 Abstain

[ ]                 [ ]                     [ ]

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT
                                                              [ ]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy.

                               Date
                                   --------------------------

---------------------------        --------------------------
Shareholder sign here              Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before the meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

Stein Roe Balanced Fund

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH ITEM BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGEMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS:

1. Proposal to approve a new portfolio management agreement.
   [Item 2 of the Notice.]

For               Against                 Abstain

[ ]                 [ ]                     [ ]

2. Proposal to approve a new sub-advisory agreement.
   [Item 3 of the Notice.]

For               Against                 Abstain

[ ]                 [ ]                     [ ]

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT
                                                              [ ]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy.

                               Date
                                   --------------------------

---------------------------        --------------------------
Shareholder sign here              Co-owner sign here

                     TWO CONVENIENT WAYS TO VOTE YOUR PROXY


The enclosed proxy statement provides details on important issues affecting your Stein Roe Funds. The Board of Trustees recommends that you vote FOR all proposals.



You can vote your proxies over the Internet or by telephone -- it's easy and confidential!


If you are voting by Internet or telephone, you should NOT mail your proxy card.

Vote by Internet:

    - Read the proxy statement and have your proxy card available.

    - Go to www.steinroe.com.

    - Click on the proxy link and follow the instructions provided.


Vote by Telephone:


    - Read the proxy statement and have your proxy card available.

    - When you are ready to vote, call toll free 877-779-8683.


    - Enter the voter control number located in the upper left corner of your proxy card.



    - Follow the instructions provided to cast your vote. A representative will be available to answer questions regarding the meeting agenda and execution of proxies.



INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A
WEEK. If you have any questions or concerns, please call 888-832-5694 from 9:00 a.m. to 11:00 p.m. EDT Monday through Friday, and Saturdays from 12:00 p.m. to 6:00 p.m.